Exhibit 10(j)



                                 DATED 27th JUNE 1996



                                  NATIONAL POWER PLC



                                         -to-



                         EASTERN MERCHANT PROPERTIES LIMITED


                                        -and-


                                  EASTERN GROUP PLC


                                        LEASE

                                        - of -

                              land and premises known as
                 West Burton, Ironbridge and Rugeley B Power Stations



                         ----------------------------------
                         TERM COMMENCES:     27th June 1996

                         FOR YEARS:          99

                         EXPIRES:            26th June 2095
                         ----------------------------------




                                LINKLATERS & PAINES
                                  Barrington House
                                59-67 Gresham Street
                                  London EC2V 7JA

                                 Tel: 0171-606 7080

                                   Ref: DMP/NWYR

          CONTENTS


          CLAUSE HEADING
                                                                       PAGE

          1    Definitions  . . . . . . . . . . . . . . . . . . . . . .   1

          2    Demise and Rents . . . . . . . . . . . . . . . . . . . .   6

          3    Tenant's Covenants . . . . . . . . . . . . . . . . . . .   6

          3.1  To pay rent  . . . . . . . . . . . . . . . . . . . . . .   6

          3.2  To pay the Premium   . . . . . . . . . . . . . . . . . .   7

          3.3  To pay interest on overdue monies  . . . . . . . . . . .   7

          3.4  To pay outgoings   . . . . . . . . . . . . . . . . . . .   7

          3.5  To pay share of cost of common facilities  . . . . . . .   7

          3.6  To repair  . . . . . . . . . . . . . . . . . . . . . . .   8

          3.7  To comply with notices to repair   . . . . . . . . . . .   8

          3.8  To permit entry  . . . . . . . . . . . . . . . . . . . .   8

          3.9  Insurers' requirements   . . . . . . . . . . . . . . . .   9

          3.10 User   . . . . . . . . . . . . . . . . . . . . . . . . .   9

          3.11 Not to make claims   . . . . . . . . . . . . . . . . . .  10

          3.12 Alienation   . . . . . . . . . . . . . . . . . . . . . .  10

          3.13 Registration   . . . . . . . . . . . . . . . . . . . . .  12

          3.14 Not to make alterations  . . . . . . . . . . . . . . . .  13

          3.15 To pay Landlord's costs  . . . . . . . . . . . . . . . .  13

          3.16 To observe statutory requirements  . . . . . . . . . . .  13

          3.17 Planning   . . . . . . . . . . . . . . . . . . . . . . .  14

          3.18 To inform Landlord of notices  . . . . . . . . . . . . .  14

          3.19 To inform  Landlord of contaminants and  defects
               and to indemnify   . . . . . . . . . . . . . . . . . . .  14

          3.20 Applications for consent   . . . . . . . . . . . . . . .  15

          3.21 To observe covenants   . . . . . . . . . . . . . . . . .  15

          3.22 Yielding up  . . . . . . . . . . . . . . . . . . . . . .  15

          3.23 To pay VAT   . . . . . . . . . . . . . . . . . . . . . .  16

          3.24 Reimbursement of VAT   . . . . . . . . . . . . . . . . .  16

          3.25 To insure    . . . . . . . . . . . . . . . . . . . . . .  16

          3.26 To indemnify the Landlord  . . . . . . . . . . . . . . .  21

          3.27 Waiver   . . . . . . . . . . . . . . . . . . . . . . . .  23

          3.28 Continuance  . . . . . . . . . . . . . . . . . . . . . .  23

          3.29 Premium Payments   . . . . . . . . . . . . . . . . . . .  24

          4    Landlord's Covenants . . . . . . . . . . . . . . . . . .  23

          4.1  Quiet enjoyment  . . . . . . . . . . . . . . . . . . . .  24

          4.2  To pay out insurance proceeds  . . . . . . . . . . . . .  24

          4.3  Premium Payments   . . . . . . . . . . . . . . . . . . .  24

          5    Provisos . . . . . . . . . . . . . . . . . . . . . . . .  25

          5.1  Forfeiture   . . . . . . . . . . . . . . . . . . . . . .  25

          5.2  No implied easements   . . . . . . . . . . . . . . . . .  26

          5.3  No restrictions on adjoining property  . . . . . . . . .  26

          5.4  No compensation  . . . . . . . . . . . . . . . . . . . .  27

          5.5  Cesser of rent   . . . . . . . . . . . . . . . . . . . .  27

          5.6  Notices  . . . . . . . . . . . . . . . . . . . . . . . .  27

          5.7  Exclusion of S.62 LPA  . . . . . . . . . . . . . . . . .  29

          5.8  Representation   . . . . . . . . . . . . . . . . . . . .  29

          5.9  Working Days   . . . . . . . . . . . . . . . . . . . . .  29

          5.10 Severance  . . . . . . . . . . . . . . . . . . . . . . .  29

          5.11 Genuine Pre-Estimate   . . . . . . . . . . . . . . . . .  30

          5.12 Supply of Goods and Services Act 1982  . . . . . . . . .  30

          5.13 Sale of Business Agreement   . . . . . . . . . . . . . .  30

          5.14 Withholdings and Deductions  . . . . . . . . . . . . . .  30

          6    Guarantee  . . . . . . . . . . . . . . . . . . . . . . .  30

          7    Option . . . . . . . . . . . . . . . . . . . . . . . . .  30

               First Schedule
               Particulars of the Demised Premises. . . . . . . . . . .  32

               Second Schedule  . . . . . . . . . . . . . . . . . . . .  32

               Part 1
               Rights Granted   . . . . . . . . . . . . . . . . . . . .  32

               Part 2
               Exceptions  and  Reservations out  of the demise . . . .  33

               Third Schedule
               Documents which affect  or relate to  the Demised
               Premises   . . . . . . . . . . . . . . . . . . . . . . .  34

               Fourth Schedule
               Allocation of rent first reserved to Generating Sets . .  50

               Fifth Schedule
               Landlord's Fixtures and Fittings   . . . . . . . . . . .  50

               Sixth Schedule
               Guarantee  . . . . . . . . . . . . . . . . . . . . . . .  54

               Seventh Schedule
               Quota Right  . . . . . . . . . . . . . . . . . . . . . .  55

               Part A
               Authorisations Quota   . . . . . . . . . . . . . . . . .  55

               Part B
               UK Plan Ouota  . . . . . . . . . . . . . . . . . . . . .  56

               Eighth Schedule
               Premium  . . . . . . . . . . . . . . . . . . . . . . . .  57

               Ninth Schedule
               Data Requirements  . . . . . . . . . . . . . . . . . . .  68

               Tenth Schedule
               Specified Form of Certificate  . . . . . . . . . . . . .  70

               Eleventh Schedule
               Base Output  . . . . . . . . . . . . . . . . . . . . . .  72

               THIS LEASE  made on 27th June 1996 BETWEEN NATIONAL POWER

               PLC (Company Number 2366963)  (whose registered office is at

               Windmill Hill Business Park Whitehill Way Swindon Wiltshire

               SN5 6PB (hereinafter called the LANDLORD) of the  first part

               EASTERN MERCHANT PROPERTIES LIMITED (Company  Number 3181383)

               formerly known  as Eastern Twelve Limited whose registered office is at Wherstead Park Wherstead Ipswich Suffolk IP9 2AQ

               (hereinafter called the TENANT) of the  second part and

               EASTERN GROUP PLC (Company Number 2366906) whose registered office is at Wherstead Park aforesaid  (hereinafter called the GUARANTOR) of the third part.

               WITNESSES as follows:


               1    DEFINITIONS

               1.1  In this Lease unless there  be something in the subject or context inconsistent therewith:

                    1.1.1      Where there are two or more persons included

                               in  the  expression  the   TENANT  covenants

                               contained in this  Lease which are expressed

                               to be made by the Tenant  shall be deemed to

                               be   made  by   such  persons   jointly  and

                               severally;

                    1.1.2      Any reference to an Act of Parliament  shall

                               include   any   modification  extension   or

                               reenactment  thereof for  the time  being in

                               force and shall also include all instruments

                               orders  plans  regulations  permissions  and

                               directions for the time being made issued or

                               given   thereunder   or  deriving   validity

                               therefrom;

                    1.1.3      Any covenant by the Tenant not to do any act

                               or thing shall include  an obligation not to

                               permit  or suffer  such act  or thing  to be

                               done;

                    1.1.4      The  titles  or headings  appearing  in this

                               Lease  are for reference only  and shall not

                               affect the construction hereof;

                    1.1.5      Any  reference  to  Value  Added  Tax  shall

                               include any tax of a similar nature that may

                               be substituted for or  levied in addition to

                               it  (and  this for  the  avoidance  of doubt

                               shall not include the penalties and interest

                               for late payment);

               1.2  The  expressions  following  shall  have  the  meanings hereinafter mentioned (that is to say):

                    1.2.1      ADJOINING   PROPERTY   means  any   land  or

                               property neighbouring or adjoining Rugeley B

                               Power  Station in  which the  Landlord or  a

                               holding company or a subsidiary of a holding

                               company  of the Landlord  (the terms HOLDING

                               COMPANY and SUBSIDIARY  having the  meanings

                               given  to   them  in  Section   736  of  the

                               Companies   Act  1985  as   amended  by  the

                               Companies Act 1989) or any person holding on

                               trust for the Landlord or a  holding company

                               or a subsidiary of  a holding company of the

                               Landlord  as  aforesaid  has a  freehold  or

                               leasehold interest whether in  possession or

                               in reversion;

                    1.2.2      APPLICABLE LAW  means any present  or future

                               law   statute   bye-law   regulation   order

                               delegated   legislation  directive   request

                               requirement consent license  or permit of or

                               issued  by  or  on behalf  of  any Competent

                               Authority  and  relating   to  the   Demised

                               Premises or  any part  thereof or  any thing

                               therein or thereon  or the use  or ownership

                               thereof  (including  without limitation  any

                               Act  of  Parliament  European  Community  or

                               European Law Regulation or Directive);

                    1.2.3      the AUTHORISATIONS  means the authorisations

                               granted by HMIP pursuant to Section 6 of the

                               Environmental Protection Act 1990 in respect

                               of the power  stations forming  part of  the

                               Demised  Premises  as  varied  by  variation

                               notices issued by  HMIP pursuant to  Section

                               10 of  the said  Act dated  8 March  1996 as

                               such authorisations may hereafter  be varied

                               from time to time by HMIP;

                    1.2.4      the  AUTHORISATIONS  QUOTA  means that  part

                               specified in Part A of  the Seventh Schedule

                               of  the quotas  in respect  of emissions  of

                               sulphur dioxide under Column 3 of Table  2.5

                               of  the  Authorisations  as  such  part  may

                               hereafter  be varied  from time  to  time by

                               HMIP;

                    1.2.5      CHAPS   means   clearing  houses   automated

                               payment systems;

                    1.2.6      COMPETENT AUTHORITY means any local national

                               or supranational agency authority department

                               inspectorate    minister    official   court

                               tribunal  or  public  or   statutory  person

                               (whether    autonomous   or    not)   having

                               jurisdiction  in  relation  to  the  Demised

                               Premises or  any  part thereof  or  anything

                               therein  or thereon or the  use or ownership

                               thereof;

                    1.2.7      CONDUITS  means  all  sewers   drains  pipes

                               gullies  gutters  ducts  flues  watercourses

                               channels  subways  wires  cables  and  other

                               conducting media of whatsoever nature;

                    1.2.8      the  DEMISED  PREMISES  means the  land  and

                               premises  described  in  the First  Schedule

                               hereto  and  each  and  every  part  thereof

                               together  with   the  appurtenances  thereto

                               belonging   and   together  also   with  any

                               buildings  and erections and  each and every

                               part thereof now or hereafter  erected or in

                               the  course of  erection thereon  or on  any

                               part  thereof  together  with all  additions

                               alterations  and improvements  thereto which

                               may be carried out during the Term and shall

                               also  include  all landlord's  fixtures from

                               time  to time in and about  the same and the

                               Landlord's Fixtures and Fittings;

                    1.2.9      the FULL  COST  OF REINSTATEMENT  means  the

                               costs  (including  the  cost of  shoring  up

                               demolition    decommissioning    and    site

                               clearance  Architects' Surveyors'  and other

                               professional  fees) and  irrecoverable Value

                               Added  Tax  which  would  be  likely  to  be

                               incurred in or as  a result of rebuilding or

                               reinstating   the    Demised   Premises   in

                               accordance  with  the  requirements of  this

                               Lease at  the time  when such rebuilding  or

                               reinstatement is likely to take place having

                               regard to all relevant factors including any

                               increases  in  building  costs  expected  or

                               anticipated to take place  at any time up to

                               the  date  upon which  the  Demised Premises

                               shall be  fully  rebuilt or  reinstated  and

                               shall be  not less than L300,000,000 but may

                               be in such greater  amount as the Tenant may

                               reasonably require;

                    1.2.10     GENERATING  SET means  a  generator and  its

                               associated turbines;

                    1.2.11     GOOD INDUSTRY PRACTICE means the exercise of

                               that  degree  of  skill  diligence  prudence

                               foresight and operating practice which would

                               reasonably be expected by and from a skilled

                               and  experienced owner  and operator  of the

                               power stations forming  part of the  Demised

                               Premises   under   the   same   or   similar

                               circumstances taking into account the nature

                               and location of the said power stations;

                    1.2.12     HMIP  means  Her  Majesty's Inspectorate  of

                               Pollution  and its  successors from  time to

                               time;

                    1.2.13     the INSURED RISKS means risks in  respect of

                               physical loss destruction or damage;

                    1.2.14     the INSURERS means  the insurance office  or

                               underwriters with whom  the insurance  cover

                               referred  to   in  Clause  3.25   hereof  is

                               effected;

                    1.2.15     IRONBRIDGE  POWER STATION means  the part of

                               the   Demised   Premises   referred  to   in

                               paragraph (B) of the First Schedule;

                    1.2.16     the  LANDLORD shall  include the  person for

                               the  time being  entitled  to the  reversion

                               immediately  expectant on  the determination

                               of the Term;

                    1.2.17     the LANDLORD'S FIXTURES  AND FITTINGS  means

                               the  landlord's fixtures and fittings at the

                               Demised  Premises  specified  in  the  Fifth

                               Schedule and  any replacement of any  of the

                               same from time to time;

                    1.2.18     this LEASE means this lease and any document

                               which  is supplemental  hereto  or which  is

                               collateral herewith or which is entered into

                               pursuant to or in accordance with the  terms

                               hereof;

                    1.2.19     MACHINERY  BREAKDOWN  means  unforeseen  and

                               sudden  destruction or  damage to  any plant

                               and  machinery  at   the  Demised   Premises

                               resulting    from    breakdown     including

                               destruction  or  damage caused  by explosion

                               due to force of  internal steam gas or fluid

                               pressure  from  any  accidental cause  while

                               such plant and machinery is at work;

                    1.2.20     MATERIAL  BREACH  means   any  breach   non-

                               performance  or non-observance of any of the

                               covenants obligations and conditions  on the

                               part of the Tenant in this Lease which has a

                               material consequence;

                    1.2.21     the PLANNING  ACTS  means Town  and  Country

                               Planning   Act    1990;   Planning   (Listed

                               Buildings and Conservation Areas)  Act 1990;

                               Planning  (Hazardous  Substances) Act  1990;

                               and Planning  (Consequential Provisions) Act

                               1990;

                    1.2.22     the PREMIUM means the premium payable by the

                               Tenant  in consideration of the grant of the

                               Lease payable on the dates and in the manner

                               set out in the Eighth Schedule;

                    1.2.23     the PRESCRIBED RATE means a rate of interest

                               being two per centum per annum over the base

                               rate  from   time   to  time   of   National

                               Westminster Bank PLC or over such other rate

                               as may from time to time replace the same or

                               over  such other  rate as  the  Landlord may

                               from time to time reasonably require;

                    1.2.24     the QUOTA RIGHTS means the UK Plan Quota the

                               Authorisations Quota and the Authorisations;

                    1.2.25     RUGELEY B  POWER STATION means  the part  of

                               the   Demised   Premises   referred  to   in

                               paragraph (C) of the First Schedule;

                    1.2.26     the  SALE OF  BUSINESS  AGREEMENT means  the

                               agreement for  the sale and  purchase of the

                               business carried on at the  Demised Premises

                               entered  into  on   19  April  1996  between

                               National Power PLC (1) and Eastern Group plc

                               (2);

                    1.2.27     the SATISFACTION  DATE means the later of 31

                               March  2006  and  the   date  by  which  the

                               Landlord has  received (i) the  whole of the

                               Premium and (ii)  all sums  due and  payable

                               under  this Lease in  respect of  the period

                               commencing  on  the date  of this  Lease and

                               expiring on 31 March 2003;

                    1.2.28     the TENANT shall  include its successors  in

                               title;

                    1.2.29     the  TERM  means the  term  of  years hereby

                               granted:

                    1.2.30     the UK PLAN QUOTA means that part  specified

                               in  Part B  of the  Seventh Schedule  of the

                               quotas  in respect  of emissions  of sulphur

                               dioxide and  oxides  of nitrogen  under  the

                               current  UK   Plan  for  the   Reduction  of

                               Emissions  into Air  of Sulphur  Dioxide and

                               Oxide    Nitrogen   from    existing   Large

                               Combustion Plants as such part may hereafter

                               be varied from time to time by any authority

                               empowered to vary such quotas;

                    1.2.31     WEST BURTON POWER STATION  means the part of

                               the   Demised   Premises   referred  to   in

                               paragraph (A) of the First Schedule;

                    1.2.32     the 1995 ACT means  the Landlord and  Tenant

                               (Covenants) Act 1995;

               1.3  Where  any  indemnity   contained  in  this   Lease  is

                    expressed  to  be  on  an  "after-tax"  basis  then  in

                    calculating  the  liability of  the  indemnifying party

                    there shall be taken into account having  regard to the

                    time  value  of  money  by  application  of  a  nominal

                    discount rate of 12 per cent per annum:

                    1.3.1      the   amount  by  which   any  liability  to

                               Taxation   for  which   the   party  to   be

                               indemnified  (or  any  company  which  is  a

                               holding company or a subsidiary of a holding

                               company of such party) is or would have been

                               accountable  or liable  to  be  assessed  is

                               actually reduced or extinguished as a result

                               of the  matter giving rise to  the indemnity

                               claim; and

                    1.3.2      the   amount  by  which   any  liability  to

                               Taxation of the party  to be indemnified (or

                               any company which is  a holding company or a

                               subsidiary  of  a  holding  company  of such

                               party) is actually increased as a result  of

                               the  payment  by the  indemnifying  party in

                               respect  of the  matter  giving rise  to the

                               indemnity claim;

                    For this  purpose TAXATION means all  forms of taxation

                    whether  direct  or  indirect  and  whether  levied  by

                    reference to  income  profits gains  net  wealth  asset

                    values  turnover added value and statutory governmental

                    state  provincial  local   governmental  or   municipal

                    impositions  duties  contributions  rates   and  levies

                    (including    without   limitation    social   security

                    contributions and any other payroll taxes) whenever and

                    wherever  imposed  (whether   imposed  by   way  of   a

                    withholding or deduction  for or on  account of tax  or

                    otherwise)  and  in  respect  of  any  person  and  all

                    penalties charges  costs and interest  relating thereto

                    and the  terms holding company and  subsidiary have the

                    same meanings as in Clause 1.2.1.

               2    DEMISE AND RENTS

                    In consideration  of the  Premium plus any  Value Added

                    Tax  chargeable  thereon  (the  receipt  of  the  first

                    instalment  of which  is acknowledged by  the Landlord)

                    the Landlord  HEREBY DEMISES  unto the Tenant  ALL THAT

                    the Demised Premises TOGETHER WITH as mentioned in Part

                    1 of  the Second Schedule  and EXCEPT AND  RESERVING as

                    mentioned in Part  2 of the  Second Schedule hereto  TO

                    HOLD  the  same (a)  SUBJECT  TO  all rights  easements

                    quasi-easements and  privileges (if any)  to which  the

                    Demised Premises are  or may be subject and (b) SUBJECT

                    TO  AND (in so  far as the Landlord  has power to grant

                    the  same) WITH  THE  BENEFIT OF  all rights  easements

                    quasi-easements  (if any) privileges (if any) covenants

                    declarations and other provisions contained or referred

                    to in the  documents referred to in  the Third Schedule

                    hereto unto the Tenant  from 27th June 1996 for  a TERM

                    of  NINETY-NINE  YEARS  YIELDING  AND  PAYING  therefor

                    during the  Term and in  proportion for  any less  time

                    than  a year  without  any deduction  or set-off  FIRST

                    until  31  March  2003  the clear  YEARLY  RENT  of ONE

                    HUNDRED THOUSAND POUNDS (L100,000)  to be paid by CHAPS

                    payment  for  value same  day  to such  account  as the

                    Landlord  shall designate  and  to be  paid monthly  in

                    arrear within forty-two days after  the last day of the

                    calendar month in respect of which such rent is payable

                    SECONDLY from 1 April 2003 the clear YEARLY RENT of One

                    hundred pounds (L100) payable in arrear on 31  March in

                    each  year THIRDLY by way  of additional rent on demand

                    the moneys referred to in Clause 3.3  hereof and HEREBY

                    ASSIGNS  to the  Tenant the  Quota Rights  on condition

                    that the Term is not determined  pursuant to Clause 5.1

                    before the Satisfaction Date.

               3    TENANT'S COVENANTS

                    The Tenant  to the  intent that the  obligations hereby

                    created  shall  continue  throughout  the  Term (except

                    where  otherwise  necessarily   implied  or   expressly

                    stated) HEREBY COVENANTS with the Landlord as follows:

               3.1  TO PAY RENT

                    To pay the rents hereinbefore reserved at the times and

                    in the manner aforesaid;

               3.2  TO PAY THE PREMIUM

                    To pay the Premium at  the times and in the  manner set

                    out  in  the  Eighth  Schedule  Provided  that  if  any

                    instalment of  the Premium or  any part thereof  or the

                    rents hereby reserved or any part thereof shall  at any

                    time be in  arrear for twenty-one  days after the  same

                    shall have become due or if there shall be any Material

                    Breach which has not been remedied within two months of

                    notice of the Material Breach having  been given to the

                    Tenant by the Landlord or if any of the events referred

                    to in  Clauses 5.1.4  to 5.1.8 (inclusive)  shall occur

                    all  installments of  the  Premium which  have not  yet

                    fallen  due shall  become immediately  payable in  full

                    without  adjustment  pursuant to  paragraph 4.2  of the

                    Eighth Schedule  within  five days  of  written  demand

                    (which to be effective  shall specify expressly that it

                    is given pursuant to the proviso to this Clause 3.2) by

                    the Landlord;

               3.3  TO PAY INTEREST ON OVERDUE MONIES

                    That  without prejudice  to any  other right  remedy or

                    power herein contained  or otherwise  available to  the

                    Landlord if any sum payable  under this Lease shall not

                    be  received on the  due date to  pay on demand  to the

                    Landlord interest thereon  at the Prescribed  Rate from

                    the date when the same became due until payment thereof

                    is received (as well after as before any judgment);

               3.4  TO PAY OUTGOINGS

                    To bear pay and discharge all existing and future rates

                    taxes  duties  charges   assessments  impositions   and

                    outgoings  whatsoever (whether  parliamentary parochial

                    local or otherwise and  whether or not of a  capital or

                    non-recurring nature) which now are or may at  any time

                    hereafter during the Term be charged levied assessed or

                    imposed upon the Demised Premises or upon  the owner or

                    occupier in respect  thereof Provided  always that  the

                    foregoing  shall  not  extend  to payment  of  any  tax

                    payable only as a  direct result of any dealing  by the

                    Landlord  with its reversionary interest in the Demised

                    Premises including for the avoidance of doubt the grant

                    of this Lease;

               3.5  TO PAY SHARE OF COST OF COMMON FACILITIES

                    To  pay a contribution towards  the cost and expense of

                    constructing  repairing  rebuilding  renewing  lighting

                    cleansing and  maintaining all facilities  services and

                    other  things the use of which is common to the Demised

                    Premises  and other  premises such  contribution to  be

                    fairly assessed by the Landlord's Surveyors;

               3.6  TO REPAIR

                    At all  times until the  Satisfaction Date to  keep the

                    Demised  Premises  in  good  working  order  repair and

                    condition (fair  wear and  tear excepted and  damage by

                    the  Insured  Risks  excepted  unless  payment  of  any

                    insurance moneys be refused  in whole or in part  other

                    than  as  a result  of the  Landlord's default)  and to

                    carry out such repair maintenance renewal overhauls and

                    replacement as  are  required in  accordance with  Good

                    Industry Practice and all Applicable Laws and to comply

                    in  all material  respects with all  manufacturers' and

                    mandatory operational modifications  Provided that  the

                    Tenant shall not be obliged to put the Demised Premises

                    into any better state and condition than they are in at

                    the date  of this Lease  and Provided further  that for

                    the  avoidance of  doubt  nothing in  this Lease  shall

                    prevent  the  Tenant  demolishing   decommissioning  or

                    dismantling  any part  of the  Demised Premises  at any

                    time after the Satisfaction Date;

               3.7  TO COMPLY WITH NOTICES TO REPAIR

                    To repair and make good and otherwise remedy any breach

                    of Clause 3.6 of which notice in writing shall be given

                    to  or left on the  Demised Premises for  the Tenant by

                    the  Landlord  and  for  which  the  Tenant  is  liable

                    hereunder and to complete  the same within six calendar

                    months  (unless  compliance  with  this  covenant would

                    require the Tenant (i) to  order new plant or machinery

                    which cannot  be obtained  within such period  in which

                    case such plant or machinery  shall be obtained as soon

                    as possible thereafter or (ii) to repair existing plant

                    or machinery  in  circumstances  where  such  plant  or

                    machinery  cannot  be  repaired within  such  period in

                    which case such plant or machinery shall be repaired as

                    soon as  possible thereafter  Provided that  the Tenant

                    shall  in any  event proceed  diligently to  remedy the

                    breach and  shall commence  the process of  ordering or

                    repairing the  plant or machinery  without delay) after

                    the  giving or leaving of such notice and if the Tenant

                    shall fail to comply  with any such notice it  shall be

                    lawful (but  not obligatory) for the  Landlord (without

                    prejudice   to  the   right  of   re-entry  hereinafter

                    contained) to  enter upon the Demised  Premises to make

                    good  the same  at the  cost of  the Tenant  which cost

                    together  with all  Solicitors' and  Surveyors' charges

                    and other  costs  expenses  and  losses  of  whatsoever

                    nature whether direct or indirect which may be properly

                    incurred  suffered  or  sustained by  the  Landlord  in

                    connection therewith  shall be repaid by  the Tenant to

                    the Landlord on demand  as a debt and on  a full after-

                    tax indemnity basis;

               3.8  TO PERMIT ENTRY

                    3.8.1      Until   the   Satisfaction   Date  but   not

                               thereafter  to permit  the Landlord  and its

                               agents  and all  persons authorised  by them

                               with or without workmen on giving reasonable

                               notice  (except in emergency)  to the Tenant

                               to  enter upon the Demised  Premises for the

                               purpose of ascertaining  that the  covenants

                               and  conditions  of  this  Lease  have  been

                               observed and performed and to view the state

                               of  repair  and  condition  of  the  Demised

                               Premises  and  to  take  a schedule  of  any

                               dilapidations   the  Landlord   making  good

                               forthwith any damage  thereby caused to  the

                               Demised  Premises  and  causing   as  little

                               inconvenience as reasonably practicable;

                    3.8.2      To permit  the Landlord  and its  agents and

                               all  persons  authorised  by  them  with  or

                               without workmen on giving  reasonable notice

                               (except in emergency) to the Tenant to enter

                               upon  the Demised  Premises to  exercise the

                               rights  herein  excepted  and  reserved  the

                               Landlord  promptly  making  good any  damage

                               thereby  caused to the  Demised Premises and

                               causing    as   little    inconvenience   as

                               reasonably practicable;

               3.9  INSURERS' REQUIREMENTS

                    3.9.1      To  comply  with  all the  requirements  and

                               recommendations of the Insurers;

                    3.9.2      Not  to do  anything  which  would or  might

                               result in any of  the insurances required to

                               be  effected  by this  Lease  being vitiated

                               invalidated or prejudiced;

               3.10 USER

                    3.10.1     To procure that neither the Demised Premises

                               nor any part thereof  is used before 1 April

                               2000 such  that its  principal use  is other

                               than for an activity  for which an exemption

                               or license is  required under  Section 5  or

                               Section 6 of the  Electricity Act 1989 or an

                               activity   involving  the   distribution  of

                               electricity  (in  so  far  as  it  does  not

                               require  a license  under  Section 6  of the

                               Electricity Act 1989);

                    3.10.2     The  Tenant  hereby acknowledges  and admits

                               that    notwithstanding     the    foregoing

                               provisions  the Landlord does not thereby or

                               in  any other way give or make nor has given

                               or made at any other time any representation

                               or warranty that any such use is or will  be

                               or will  remain a  permitted use  within the

                               provisions  of the  Planning Acts  nor shall

                               any  consent in  writing which  the Landlord

                               may hereafter  give to any change  of use be

                               taken as including  any such  representation

                               or  warranty  and that  notwithstanding that

                               any such use as aforesaid is not a permitted

                               use within such  provisions as aforesaid the

                               Tenant shall remain  fully bound and  liable

                               to   the   Landlord   in   respect   of  the

                               obligations  undertaken  by  the  Tenant  by

                               virtue   of   this    Lease   without    any

                               compensation  recompense  or  relief of  any

                               kind whatsoever;

                    3.10.3     Not  to do  anything which  would materially

                               prejudice  the rights  and interests  of the

                               Landlord  in the  Demised Premises  or under

                               this Lease or as  a consequence of which the

                               Landlord or any of its directors officers or

                               employees  would become  liable  to pay  any

                               fine or  penalty or incur any  other form of

                               sanction   or   would   otherwise  incur   a

                               liability to any person;

               3.11 NOT TO MAKE CLAIMS

                    Not  at any time during the Term to bring any action or

                    make  any claim or demand  on account of  any injury to

                    any  right easement quasi-easement or privilege enjoyed

                    by the  Demised Premises caused by  the lawful erection

                    of  any  building  or  the  lawful  alteration  of  any

                    building  on  any  land  adjacent  to  neighbouring  or

                    opposite the  Demised Premises  by the Landlord  or for

                    which the  Landlord shall have given its consent or for

                    which the Landlord may give its consent pursuant to any

                    power reserved  by  this Lease  or  in respect  of  any

                    easement right or privilege granted or to be granted by

                    the Landlord for  the benefit of  any land or  building

                    erected  or  to be  erected  on  any land  adjacent  to

                    neighbouring or opposite the Demised Premises;

               3.12 ALIENATION

                    3.12.1     Not to dispose of  and to procure that there

                               shall be no disposal  of a Relevant Interest

                               in the  Demised Premises or any  part of the

                               Demised  Premises  such   as  falls   within

                               paragraph 1(6)(ii) of Part  I of Schedule  1

                               to the  deed of debenture  dated 1  November

                               1990 and entered into between National Power

                               PLC and  The Secretary  of State for  Energy

                               prior to 31 March 2000;

                    3.12.2     Not  before the Satisfaction  Date to assign

                               or dispose  of or deal  in any way  with the

                               Quota Rights except by way of  an assignment

                               of   the   whole   of   the   Quota   Rights

                               simultaneously  with  an  assignment of  the

                               Lease and to the same person;

                    3.12.3     Not before the Satisfaction Date to mortgage

                               or charge the  Demised Premises or  agree to

                               do  the same  without  first  notifying  the

                               chargee   in   writing  of   the  Landlord's

                               interest in the  Demised Premises and rights

                               under   this  Lease   and  not   before  the

                               Satisfaction Date to mortgage or  charge the

                               Demised Premises except by a charge which

                          (i)  prohibits the chargee  taking possession  of

                               the Demised Premises;

                          (ii) provides   expressly   for   the   chargee's

                               interest  to  be subject  to  the Landlord's

                               interest in the Demised Premises  and rights

                               under this Lease;

                    3.12.4     Not before the  Satisfaction Date to  assign

                               or charge or agree  to assign or charge part

                               only of the Demised Premises;

                    3.12.5     Not  on  or after  the Satisfaction  Date to

                               assign or  charge  or  agree  to  assign  or

                               charge  part only  of  the Demised  Premises

                               being  a  part  other   than  the  whole  of

                               lronbridge Power Station or Rugeley  B Power

                               Station  or  West  Burton Power  Station  (a

                               permitted part);

                    3.12.6     Not  to  underlet or  agree to  underlet the

                               whole  or any  part of the  Demised Premises

                               before the Satisfaction  Date except by  way

                               of   agricultural   tenancies   or   grazing

                               licences of  agricultural land which  is not

                               required  for the  operation  of  the  power

                               stations   forming   part  of   the  Demised

                               Premises;

                    3.12.7     Not  before  the Satisfaction  Date  to part

                               with  possession or share  the possession or

                               occupation of  the whole or any  part of the

                               Demised  Premises except by an assignment or

                               agricultural  tenancy   or  grazing  license

                               permitted by this Clause 3.12;

                    3.12.8     Not on  or  after the  Satisfaction Date  to

                               part with possession or share the possession

                               or occupation  of the  whole or any  part of

                               the Demised Premises except by an assignment

                               permitted  by  this  Clause  3.12 or  by  an

                               underletting;

                    3.12.9     Not to assign or agree to assign the Demised

                               Premises   before   the  Satisfaction   Date

                               unless:

                          (i)  the  assignee or any person guaranteeing its

                               obligations pursuant  to Clause 3.12.10(iii)

                               is a person with  a credit rating similar to

                               that of  the Guarantor  at the date  of this

                               Lease;

                          (ii) (as  a separate  condition) the  assignee or

                               any  person   guaranteeing  its  obligations

                               pursuant to Clause 3.12.10(iii) is  a person

                               with a credit rating which  is acceptable to

                               the  Landlord (such  acceptance  not  to  be

                               unreasonably withheld);

                         (iii) the  assignee has  a similar  ability to

                               operate  a  coal-fired power  station to

                               that  of the  Guarantor at  the date  of

                               this Lease;

                          (iv) (as a separate  condition) the assignee  has

                               an ability  to  operate a  coal-fired  power

                               station which is  acceptable to the Landlord

                               (such  acceptance  not  to  be  unreasonably

                               withheld);

                          (v)  the Quota Rights are  assigned to the person

                               to    whom    this    Lease   is    assigned

                               simultaneously with the Lease;

                    3.12.10    Not at any time to assign or agree to assign

                               the whole or a permitted part of the Demised

                               Premises unless:

                          (i)  the assignee covenants  with the Landlord to

                               pay the  Premium (in  so far  as it has  not

                               already been paid) and the rents and observe

                               and perform  the Tenant's covenants  in this

                               Lease  (in  the  case  of  assignment  of  a

                               permitted part  in so far as  they relate to

                               the  permitted part)  during the  residue of

                               the Term  or until released  pursuant to the

                               1995 Act;

                          (ii) the   Tenant   enters   into  an   agreement

                               guaranteeing the performance of the Tenant's

                               covenants  in this  Lease  (in the  case  of

                               assignment of a permitted  part in so far as

                               they relate  to the  permitted part) by  the

                               assignee including the provisions set out in

                               the Sixth  Schedule to the  extent permitted

                               by the 1995 Act;

                          (iii)    such  other  persons  as   the  Landlord

                                   reasonably  requires  act as  guarantors

                                   for the assignee  and enter into  direct

                                   covenants with the  Landlord to  perform

                                   the terms of this  Lease (in the case of

                                   assignment of a permitted part in so far

                                   as  they relate  to the  permitted part)

                                   including the provisions  set out in the

                                   Sixth Schedule;

                    3.12.11    Without    prejudice   to    the   foregoing

                               provisions  not  to  assign the  whole  or a

                               permitted  part  of  the   Demised  Premises

                               without the Landlord's written  consent (not

                               to be unreasonably withheld or delayed);

               3.13 REGISTRATION

                    Within twenty-one days after the date of any assignment

                    of  this Lease  or  the execution  of  any mortgage  or

                    charge affecting this Lease or any transfer of any such

                    mortgage  or charge or  any devolution  of the  Term by

                    assent or operation of  law to give written notice  and

                    to  deliver   a  certified   copy  to  the   Landlord's

                    Solicitors  (or as the  Landlord may from  time to time

                    direct) of such assignment  mortgage charge transfer of

                    mortgage or charge or devolution and to pay or cause to

                    be paid to the Landlord's Solicitors or as the Landlord

                    may from time to time direct a reasonable fee not being

                    less than Twenty pounds for the registration thereof;

               3.14 NOT TO MAKE ALTERATIONS

                    Until the Satisfaction Date not to make any addition or

                    alteration to or do any thing in relation to any of the

                    Landlord's  Fixtures and Fittings  which would diminish

                    the value  of the  Landlord's Fixtures and  Fittings or

                    the Demised Premises provided that the Tenant shall not

                    hereby   be  prevented   from  replacing  any   of  the

                    Landlord's Fixtures  and Fittings with a replacement of

                    similar character and at least equal value and provided

                    further  that the Landlord may in any given case in its

                    absolute  discretion   waive  the  requirement   for  a

                    replacement of  similar  character and  at least  equal

                    value  (to  be  effective   such  waiver  shall  be  in

                    writing);

               3.15 TO PAY LANDLORD'S COSTS

                    To  pay to the Landlord  on demand and  on an after-tax

                    indemnity basis all costs charges  expenses damages and

                    losses of whatsoever nature whether direct  or indirect

                    (including but  without prejudice to  the generality of

                    the foregoing Solicitors'  costs Counsels'  Architects'

                    and  Surveyors'  Environmental  Consultants' and  other

                    professional fees and commission  payable to a bailiff)

                    and  which may  at  any time  be  incurred suffered  or

                    sustained by the Landlord:

                    3.15.1     inci$ental to the preparation and service of

                               a  notice under  Section 146  of the  Law of

                               Property   Act  1925   and/or   in   or   in

                               contemplation   of  any   proceedings  under

                               Section 146 or 147  of the said Act (whether

                               or not  any right of  re-entry or forfeiture

                               has been waived by  the Landlord or a notice

                               served  under   the  said  Section   146  is

                               complied with  by the Tenant  or the  Tenant

                               has  been relieved  under the  provisions of

                               the said Act and  notwithstanding forfeiture

                               is  avoided otherwise than by relief granted

                               by the court);

                    3.15.2     in   connection   with   or  procuring   the

                               remedying of any  breach non-performance  or

                               nonobservance of any  covenant condition  or

                               other obligation  on the part of  the Tenant

                               or  any  person  deriving  title  under  the

                               Tenant contained in this Lease;

               3.16 TO OBSERVE STATUTORY REQUIREMENTS

                    At all  times and  from time  to  time and  at its  own

                    expense  to  comply with  all  Applicable  Laws and  to

                    execute all  works including remediation as  are or may

                    under or in pursuance of any Applicable Law be directed

                    or required to be  done or executed upon or  in respect

                    of the Demised  Promises or the use  thereof whether by

                    the owner and/or the Landlord and/or the Tenant thereof

                    or any person deriving title thereunder or which relate

                    to  the  remediation  of  other sites  or  premises  or

                    controlled waters if  and to the  extent that the  need

                    for  remediation has been caused in whole or in part by

                    the Demised  Premises or any use  thereof or activities

                    or omissions thereon and not to do or fail to do on the

                    Demised Premises or on the said other sites or premises

                    or  controlled  waters any  act  or  omission or  thing

                    whereby  the Landlord  becomes or  is likely  to become

                    liable  to pay any penalty fine charge tax levy or duty

                    imposed or to bear the whole  or any part of any  costs

                    or  expenses   incurred  under  or  through   any  such

                    Applicable  Law and at  all times to  save harmless and

                    keep  indemnified  the Landlord  on an  after-tax basis

                    against all losses (as  defined in Clause 3.26.1) which

                    may  at any time be made or claimed against or incurred

                    or suffered or sustained by  the Landlord in respect of

                    the foregoing;

               3.17 PLANNING

                    At  all times during the Term to comply in all respects

                    with  the  Planning  Acts  and  to  keep  the  Landlord

                    indemnified on an after-tax basis in respect thereof;

               3.18 TO INFORM LANDLORD OF NOTICES

                    Upon becoming aware of  the happening of any occurrence

                    or  upon the  receipt of  any notice  order requisition

                    direction  or  other  thing  which may  be  capable  of

                    materially adversely affecting the  Landlord's interest

                    in the Demised Premises  or which might give rise  to a

                    liability or a duty or to a breach of a duty imposed by

                    common law or  statute on the Landlord the Tenant shall

                    forthwith at its own  expense deliver full  particulars

                    or a copy thereof to the Landlord;

               3.19 TO INFORM  LANDLORD OF CONTAMINANTS AND  DEFECTS AND TO

                    INDEMNIFY

                    To inform  the  Landlord immediately  in  writing  upon

                    becoming aware  of the existence of  any contaminant or

                    pollutant   or  hazardous  substance  on  or  under  or

                    escaping or emitting or leaching from or any  defect in

                    the Demised Premises which might jive rise to a duty or

                    liability  imposed  by common  law  or  statute on  the

                    Landlord and to indemnify  the Landlord on an after-tax

                    basis in respect  of all losses  (as defined in  Clause

                    3.26.1)  which  may at  any  time  be  made or  claimed

                    against  or  incurred  suffered  or  sustained  by  the

                    Landlord by reason of:

                    3.19.1     any interference or alleged  interference or

                               obstruction by  the Demised Premises  or any

                               use  thereof  or  activities   or  omissions

                               thereon  of  any right  or alleged  right of

                               light air drainage or other right or alleged

                               right now  existing for  the benefit of  any

                               adjoining or neighbouring property;

                    3.19.2     any  contaminant  or pollutant  or hazardous

                               substance  in  or   under  or  escaping   or

                               emitting  or  leaching   from  the   Demised

                               Premises;

               3.20 APPLICATIONS FOR CONSENT

                    Upon making an application  for any consent or approval

                    which  is required  under this  Lease the  Tenant shall

                    disclose  to  the  Landlord  such  information  as  the

                    Landlord may reasonably require and shall pay on demand

                    and by way of indemnity on an after-tax basis all costs

                    charges  and  expenses  (including  without  limitation

                    legal costs  Surveyors'  fees disbursements  and  stamp

                    duty) properly  incurred by the Landlord resulting from

                    all  such applications  by the  Tenant including  costs

                    charges fees  and  disbursements actually  incurred  in

                    cases  where  consent   is  properly  refused  or   the

                    application is withdrawn;

               3.21 TO OBSERVE COVENANTS

                    To observe  and perform  the  agreements covenants  and

                    stipulations contained or referred  to in the documents

                    referred  to in the Third Schedule hereto so far as any

                    of the same are still subsisting and capable  of taking

                    effect  and relate to the  Demised Premises and to keep

                    the Landlord indemnified on an after-tax basis  against

                    all  losses  (as  defined  in  Clause  3.26.1)  actions

                    proceedings  costs   claims  and  demands  in  any  way

                    relating thereto;

               3.22 YIELDING UP

                    3.22.1     Immediately  prior  to  the   expiration  or

                               sooner determination of the Term if required

                               by any competent  authority or if reasonably

                               so  requested by the Landlord (and in either

                               such  case at  the  cost of  the Tenant)  to

                               remove from the Demised  Premises or (if the

                               relevant contaminant  pollutant or hazardous

                               substance has  been  caused by  the  Demised

                               Premises or any use thereof or activities or

                               omissions thereon after the date hereof from

                               other sites or premises or controlled waters

                               or   render   harmless  to   the  reasonable

                               satisfaction  of  the   landlord  any   such

                               contaminant   or   pollutant  or   hazardous

                               substance which  is capable of  causing harm

                               or  pollution  or which  the  Landlord would

                               otherwise have a duty (whether  under common

                               law   or  statute)   to  remove   or  render

                               harmless;

                    3.22.2     At the expiration or sooner determination of

                               the Term (howsoever  the same be determined)

                               to yield  up  to the  Landlord  the  Demised

                               Premises   in  such  state   of  repair  and

                               condition  and cleanliness  as  shall be  in

                               accordance with the covenants on the part of

                               the Tenant herein contained together (if the

                               Term is determined prior to the Satisfaction

                               Date  but not otherwise) with the Landlord's

                               Fixtures and Fittings and together  with all

                               other  fixtures  fittings  improvements  and

                               additions  (except   tenant's  fixtures  and

                               fittings) which  now are or may  at any time

                               hereafter  be   in  or  about   the  Demised

                               Premises  and in  the  event  of the  Tenant

                               failing so to yield up  the Demised Premises

                               to pay to  the Landlord on demand  by way of

                               liquidated damages:

                          (i)  the cost  of  putting the  Demised  Premises

                               into the state  of repair and condition  and

                               cleanliness in which  they should have  been

                               had the  Tenant complied  with the  terms of

                               this Lease; and

                          (ii) on an indemnity  after-tax basis all  losses

                               (as  defined  in  Clause 3.26.1)  (including

                               without limitation  Surveyors' Environmental

                               Consultants'  and  other professional  fees)

                               which  are  at  any  time  made  or  claimed

                               against or incurred suffered or sustained by

                               the  Landlord in connection with the matters

                               referred to in this Clause 3.22.2;

               3.23 TO PAY VAT

                    Subject to the provisions  regarding Value Added Tax in

                    respect  of the Premium contained in paragraph 5 of the

                    Eighth  Schedule  to pay  to  the  Landlord by  way  of

                    additional rent  any amount  in respect of  Value Added

                    Tax  which is chargeable at the rate for the time being

                    in force in respect  of any rent or other  payment made

                    or other consideration provided by the Tenant under the

                    terms  of or in connection with this Lease and in every

                    case   where  an   amount  of   money  is   payable  or

                    consideration is provided under  this Lease such amount

                    or consideration shall  be regarded as being  exclusive

                    of all Value Added Tax  which may from time to  time be

                    legally payable thereon and  such Value Added Tax shall

                    be  payable on  the due  date for  the payment  of such

                    amount or the provision of such consideration;

               3.24 REIMBURSEMENT OF VAT

                    In every case where the Tenant has  agreed to reimburse

                    or  indemnify the  Landlord in  respect of  any payment

                    made  by  the  Landlord  under  the   terms  of  or  in

                    connection with  this Lease that the  Tenant shall also

                    reimburse any Value  Added Tax paid by  the Landlord on

                    such  payment to the extent that the Value Added Tax is

                    irrecoverable by the Landlord;

               3.25       TO INSURE

                    3.25.1     (i) Until  the  Satisfaction Date  to insure

                                   and keep insured the Demised Premises in

                                   the  joint names of the Landlord and the

                                   Tenant  with  the  Insurers  (who  shall

                                   first  have been approved  in writing by

                                   the  Landlord such  approval  not to  be

                                   unreasonably  withheld) against  loss or

                                   damage by the Insured Risks in  the Full

                                   Cost  of  Reinstatement  thereof  except

                                   that  in respect  of risks  of Machinery

                                   Breakdown  insurance  shall  be for  the

                                   maximum possible loss in a sum which has

                                   first  been approved  in writing  by the

                                   Landlord   such   approval  not   to  be

                                   unreasonably withheld or delayed;

                    3.25.1        (ii) To   procure  that   the  insurance

                                        policy required to  be effected  by

                                        this Clause 3.25.1 shall  contain a

                                        loss   payable  provision   in  the

                                        following form:

                               (a) If   a  single   event   of  damage   or

                                   destruction gives rise  to or is  likely

                                   to give  rise to a  total recovery under

                                   the  policy of  L5,000,000  or more  the

                                   whole of  the recovery shall be  paid in

                                   full  to the  Landlord or  to its  order

                                   without any deduction;

                               (b) If   a   single  event   of   damage  or

                                   destruction  gives  rise   to  a   total

                                   recovery under  the policy of  less than

                                   L5,000,000  the  whole  of the  recovery

                                   shall  be paid  in  full  to the  Tenant

                                   without any deduction the recovery to be

                                   applied  in  the  reinstatement  of  the

                                   Demised Premises;

                               and to procure that all recoveries are  paid

                               and applied  in the manner required  by such

                               provision;

                    3.25.2     (i) Until the Satisfaction Date  to maintain

                                   loss of  rent insurance  in the  name of

                                   the  Landlord  with  the  Insurers  (who

                                   shall  first  have   been  approved   in

                                   writing  by  the Landlord  such approval

                                   not  to  be  unreasonably   withheld  or

                                   delayed)  against  loss of  rent arising

                                   from  loss or  damage of  any Generating

                                   Set  at  the  Demised  Premises  by  the

                                   Insured Risks  under a policy  which has

                                   first  been approved  in writing  by the

                                   Landlord  (such  approval   not  to   be

                                   unreasonably withheld or delayed);

                    3.25.3    (ii) The loss  of rent to be  covered by

                                   such   insurance   shall   be   the

                                   aggregate from time  to time of the

                                   rent first reserved  and any  Value

                                   Added  Tax  chargeable  in  respect

                                   thereof for a three year period;

                    3.25.4     To  notify the  Landlord  and  the  Insurers

                               immediately   on   becoming  aware   of  the

                               occurrence before the  Satisfaction Date  of

                               any loss or  damage at the  Demised Premises

                               which  is  likely to  result  in  a loss  in

                               excess of  L2,000,000 whether or  not caused

                               by an Insured Risk;

                    3.25.5     In  case  of  destruction or  damage  of the

                               Demised Premises by any of the Insured Risks

                               prior to the Satisfaction Date diligently to

                               reinstate  restore  and  rebuild   the  same

                               without delay under the direction and to the

                               reasonable  satisfaction   of  the  Landlord

                               (Provided  that in the  event of destruction

                               of  a power  station  forming  part  of  the

                               Demised Premises the obligation to reinstate

                               shall be  to build a new  power station with

                               substantially  similar generating  output to

                               the power station destroyed and that  if the

                               Tenant  is  unable  (having  used  its  best

                               endeavours) to obtain  the planning or other

                               consents    necessary    to   execute    the

                               reinstatement restoration and rebuilding the

                               Tenant  shall not  be  obliged to  reinstate

                               restore and rebuild the Demised Premises and

                               the Landlord  shall  be solely  entitled  to

                               retain  all the  moneys payable under  or by

                               virtue of the  insurance) and in  compliance

                               with  all  Applicable  Laws (employing  such

                               Building  Contractors  Architects  Surveyors

                               and  other  professional  advisers as  shall

                               previously be  approved  in writing  by  the

                               Landlord   such   approval    not   to    be

                               unreasonably  withheld)  in accordance  with

                               plans and specifications previously approved

                               at the expense of the Tenant by the Landlord

                               (such  approval  not   to  be   unreasonably

                               withheld)  and  in case  the  same  shall be

                               insufficient for that  purpose (whether as a

                               result of under-insurance the withholding of

                               all or  part of the insurance  monies or any

                               other reason except where  it is as a result

                               of a breach by the Landlord of its covenants

                               under this Lease or a breach by the Landlord

                               of any term  of the  insurance policy  which

                               has  been disclosed  to it)  to make  up the

                               deficiency  out of  the Tenant's  own monies

                               Provided that where insurance  proceeds have

                               been paid to the Landlord pursuant to Clause

                               3.25.1(ii)  the Tenant  shall not  be liable

                               under  this  Clause  3.25.4 for  failure  to

                               reinstate restore or  rebuild to the  extent

                               only that the Landlord has failed to  comply

                               with its obligation contained in Clause 4.2;

                    3.25.1     (i) At its own  expense throughout the  Term

                                   to maintain insurance  cover in  respect

                                   of   the   Demised  Premises   with  the

                                   Insurers  (who  shall  first  have  been

                                   approved in writing by the Landlord such

                                   approval   not    to   be   unreasonably

                                   withheld) against legal liability to any

                                   third parties (including agents and sub-

                                   contractors of the Tenant and insofar as

                                   insurance on behalf  of the Landlord  is

                                   concerned employees of  the Tenant)  for

                                   injury  death  disease  loss  or  damage

                                   (whether  to  persons or  property) (and

                                   including any such resulting from sudden

                                   and    identifiable    unintended    and

                                   unexpected   pollution)   suffered   (or

                                   alleged  to  have  been  suffered)  as a

                                   result   of   or  arising   directly  or

                                   indirectly out of the use or presence of

                                   the  Tenant  or  the  Landlord   or  the

                                   invitees employees agents or  assigns of

                                   either or both of  them or activities or

                                   omissions conducted in about or  from or

                                   in connection with the  Demised Premises

                                   or  otherwise   concerning  the  Demised

                                   Premises;

                    3.25.1    (ii) The   cover   required  by   Clause

                                   3.25.5(i) shall:

                                  (a) be  maintained  in  such  amounts  as  a

                                      prudent person carrying on  the business

                                      of the Tenant would effect having regard

                                      to the nature occupation and location of

                                      the  Demised Premises  but in  any event

                                      shall until the Satisfaction Date be for

                                      not less than L100,000,000;

                                  (b) name the Landlord its directors officers

                                      employees  servants  and agents  in each

                                      case  carrying out  the exercise  of the

                                      Landlord's rights or performance  of the

                                      Landlord's obligations  under this Lease

                                      as additional insureds;

                                  (c) provide  that   the  insurance  effected

                                      pursuant  to  the  provisions   of  this

                                      Clause  shall  be  primary  and  without

                                      right  of  contribution  from any  other

                                      insurance   effected   by  any   of  the

                                      additional insureds:

                                  (d) contain a cross  liability provision  to

                                      the effect that  coverage in respect  of

                                      liability   save   for  the   limits  of

                                      liability  shall  operate  to give  each

                                      additional  insured the  same protection

                                      as  if  there  were  a  separate  policy

                                      issued to each additional insured; and

                                  (e) provide that the  Tenant alone and  none

                                      of  the  additional  insureds  shall  be

                                      liable  for any  premiums in  respect of

                                      any such insurance;

                    3.25.2       (iii)  The Tenant shall  procure that  the

                                        cover required  by Clause 3.25.5(i)

                                        shall  provide  that  the  Insurers

                                        shall    waive   all    rights   of

                                        subrogation that  the Insurers have

                                        or may acquire against the Landlord

                                        and   its    respective   directors

                                        officers  employees   servants  and

                                        agents;

                    3.25.3     To keep  in  effect throughout  the Term  in

                               respect  of the  Tenant's  liability to  its

                               employees  employer's  liability   insurance

                               providing for  such  indemnity and  in  such

                               form  as  to   comply  with  the  Employer's

                               Liability  (Compulsory  Insurance) Act  1969

                               and any succeeding statute  imposing similar

                               obligations upon employers;

                    3.25.1     (i) To procure that  all insurance  policies

                                   required  to be effected  by this Clause

                                   3.25    shall   contain    a   provision

                                   preventing the material alteration of or

                                   the    invalidation    termination    or

                                   cancellation of  the policy in  whole or

                                   in  part without  at least  thirty days'

                                   prior written notice  having been  given

                                   to the Landlord;

                    3.25.2    (ii)     To  use  its  best   endeavours  to

                                        procure that all insurance policies

                                        required  to  be  effected by  this

                                        Clause  3.25  shall  to the  extent

                                        covertable in  the insurance market

                                        contain   a   provision  that   the

                                        indemnity granted to any additional

                                        insured   shall  not   be  defeated

                                        prejudiced or otherwise affected by

                                        any act omission neglect  or breach

                                        of  any   warranty  declaration  or

                                        condition on the  part of any other

                                        insured party and shall  insure the

                                        interests   of    each   additional

                                        insured  as they  appear regardless

                                        of   any   misrepresentation   non-

                                        disclosure  want  of due  diligence

                                        act  or omission on the part of any

                                        other insured party;

                    3.25.1     (i) From time to time  on written request by

                                   the Landlord (but not more  than once in

                                   any  year without good cause) to produce

                                   to  the  Landlord  written  confirmation

                                   from  the Insurers of the terms of every

                                   insurance policy required  at that  time

                                   to  be effected  under this  Clause 3.25

                                   and the fact that  all such policies are

                                   subsisting  and in  effect and  that all

                                   current premiums have been paid  and (if

                                   requested) a copy of all such policies;

                    3.25.2     (ii)     At its own  expense to arrange  for

                                        certification  to  be  made to  the

                                        Landlord  by  the  Insurers or  the

                                        Tenant's  insurance  brokers   (who

                                        shall   be  insurance   brokers  of

                                        repute)  in  such   format  as   is

                                        reasonably   acceptable   to    the

                                        Landlord  on  the occasion  of each

                                        renewal   or  replacement   of  any

                                        insurance  required  hereunder (but

                                        in  any  event  at   intervals  not

                                        exceeding twelve months) as  to the

                                        existence   and    scope   of   all

                                        insurances  effected in  compliance

                                        with this Clause 3.25;

                    3.25.3     (iii)    To  retain  in  safe   custody  all

                                        placing  slips  certificates  cover

                                        notices  renewal   receipts  and/or

                                        confirmation       of      renewals

                                        correspondence  and  policies  with

                                        regard to any insurance required to

                                        be effected by this Lease which are

                                        in   or   shall   come   into   the

                                        possession of the  Tenant and  upon

                                        request to permit the  Landlord (or

                                        the   Landlord's  duly   authorised

                                        representatives)  to   inspect  the

                                        same at the Landlord's  expense and

                                        upon  the  written  request of  the

                                        Landlord promptly to deliver copies

                                        thereof to the Landlord;

                    3.25.4     To use  its best  endeavours to  procure  in

                               respect  of  the  insurances required  under

                               this Clause 3.25 that the Tenant's insurance

                               brokers  or (in the absence of such brokers)

                               a  representative   of  the  Tenant   to  be

                               approved by the Landlord (acting reasonably)

                               shall as soon as reasonably  practicable but

                               without delay advise the Landlord in writing

                               upon becoming aware of:

                          (i)  any  underwriter  or  Insurer cancelling  or

                               giving   notice   of  cancellation   of  any

                               insurance required hereunder;

                          (ii) any actual or  proposed material  alteration

                               to or termination cancellation or expiry (in

                               the  latter  case which  is  not immediately

                               followed by renewal upon the same terms with

                               the same insurers) of any insurance required

                               hereunder;

                          (iii)    any  default  in  the  payment   of  any

                                   premium  or  failure  of the  Tenant  to

                                   instruct  its  brokers   to  renew   any

                                   insurance required hereunder; and

                          (iv) any  act or  omission of  the Tenant  or any

                               third party  or of  any event of  which they

                               have knowledge and which in their reasonable

                               assessment may have a material impact on the

                               cover provided under any  insurance provided

                               hereunder;

                    3.25.5     If  the  Tenant  shall  fail  to effect  any

                               insurance or to pay any premium or  premiums

                               thereunder  which (for the time being) it is

                               obliged  to do  hereunder  the Landlord  may

                               (without being  bound so  to do)  effect any

                               such insurance  or pay  any such  premium or

                               premiums in such  manner and to  such extent

                               as it thinks fit and the costs thereof shall

                               be immediately due and payable by the Tenant

                               as a debt due on demand.

               3.26 TO INDEMNIFY THE LANDLORD

                    Without prejudice to the specific indemnities contained

                    in this Lease to indemnify the Landlord on an after-tax

                    basis  and keep  it indemnified  on an  after-tax basis

                    against:

                    3.26.1     all actions claims demands liabilities costs

                               losses damages proceedings (whether civil or

                               criminal)  penalties   fines  charges  taxes

                               levies or duties (other than corporation tax

                               in respect of  income or  retained gains  or

                               other  profits derived by  the Landlord from

                               the Demised Premises) or other sanctions and

                               judgments  costs (including legal costs on a

                               full  indemnity  basis)   and  expenses   of

                               whatsoever nature whether direct or indirect

                               (hereinafter  referred  to as  losses) which

                               may result or which the  Landlord may suffer

                               incur or sustain (other  than as a result of

                               any  breach by  the Landlord  of any  of its

                               covenants  contained  in this  Lease) either

                               directly  or  indirectly  in any  manner  in

                               connection with or arising out of this Lease

                               (other  than  tax consequences  arising from

                               the  grant  of this  Lease)  or  the Demised

                               Premises; and

                    3.26.2     any  obligation  or  liability   (except  as

                               regards payment  of the sums referred  to in

                               Clause 3.26.1)  which it may  have and which

                               is  not  effectively  discharged  by  it  or

                               others to third parties  in respect of or in

                               any  way  whatsoever   either  directly   or

                               indirectly in any manner in  connection with

                               the use or state or condition of the Demised

                               Premises   during   the  Term   (other  than

                               corporation tax  charged  on the  income  or

                               retained gains  or other profits  derived by

                               the Landlord from the Demised Premises); and

                    3.26.3     all losses which may at  any time be made or

                               claimed  against  or  incurred  suffered  or

                               sustained by the Landlord and arising either

                               directly or  indirectly in any manner out of

                               any   alterations   additions   repairs   or

                               development from time to time carried out on

                               the Demised Premises during the Term; and

                    3.26.4     all losses which may at  any time be made or

                               claimed against the  Landlord by the  Tenant

                               or   by  any   employee  servant   agent  or

                               contractor of  the Tenant or any third party

                               or parties or by their respective dependents

                               arising either directly or indirectly in any

                               manner  out of  the ownership  operation use

                               occupation  maintenance  or  demise  of  the

                               Demised  Premises  during  the  Term  or the

                               construction of the Demised Premises whether

                               such  losses  may  be  attributable  to  any

                               defect in the Demised Premises  or otherwise

                               and whether or  not the Demised  Premises or

                               the   relevant  part   thereof  is   in  the

                               possession  or  control  of  the  Tenant and

                               without prejudice  to the generality  of the

                               foregoing  the  provisions  of  this  Clause

                               shall extend to:

                          (i)  claims  of  persons  who  have  suffered  or

                               alleged  that they have suffered loss damage

                               or  injury in connection  with anything done

                               or   not  done   on  the   Demised  Premises

                               including  claims  in  connection  with  any

                               substance   emanating   or  threatening   to

                               emanate from the Demised Premises; and

                          (ii) claims  based  on the  doctrines  of product

                               liability  or  strict liability  or absolute

                               liability in tort or imposed by statute;

                    3.26.5     all losses which may at any time be made  or

                               claimed  against  or  incurred  suffered  or

                               sustained   by   the  Landlord   because  of

                               ownership  or demise of the Demised Premises

                               or  any  part  thereof during  the  Term  or

                               construction of the  Demised Premises or any

                               part thereof or the  use thereof during  the

                               Term  or  because of  any design  article or

                               material  therein  or  relating  thereto  or

                               arising   from   infringement   or   alleged

                               infringement during the Term of intellectual

                               property or other rights;

                    3.26.6     all losses which  may at any time be made or

                               claimed  against  or  incurred  suffered  or

                               sustained  by the  Landlord and  which arise

                               from    any   breach    non-performance   or

                               nonobservance of the Tenant's  covenants and

                               other obligations under this Lease;

                    Provided   that   the  Landlord   shall   (so   far  as

                    practicable) take all reasonable steps to  mitigate any

                    losses which it sustains or incurs and which might give

                    rise to a  liability on  the part of  the Tenant  under

                    this Clause 3.26 and Provided further that the Landlord

                    shall notify  the Tenant  of any claim  brought against

                    the Landlord which  might give  rise to  a claim  under

                    this  Clause 3.26  within  six months  of the  Landlord

                    becoming aware  of the claim and  provided further that

                    the Landlord  will not be entitled to  recover from the

                    Tenant under this Clause 3.26 to the extent that it has

                    recovered and remains fully satisfied in respect of the

                    same loss from the Guarantor under the Sale of Business

                    Agreement;

               3.27 WAIVER

                    The Landlord shall not be liable to the Tenant (and the

                    Tenant hereby waives any  claim it might otherwise have

                    against the Landlord) for any  losses in respect of any

                    injury  loss   or  damage  of  whatsoever   nature  and

                    howsoever caused arising directly  or indirectly out of

                    or in  connection with the Demised  Premises its design

                    construction  installation  use   operation  works   of

                    reinstatement or ownership or any related works  except

                    where such liability arises under the provisions of the

                    Sale of Business Agreement;

               3.28 CONTINUANCE

                    The indemnities contained in Clause 3.26 shall continue

                    in full force and effect notwithstanding the expiration

                    or earlier determination of the  Term in respect of any

                    losses  (whenever  suffered   incurred  or   sustained)

                    resulting from any act or failure to act on the part of

                    any  person (other  than the  Landlord) event  state of

                    affairs  or   other  thing   occurring  prior   to  the

                    expiration or earlier determination of the Term:

               3.29 PREMIUM PAYMENTS

                    To comply with the obligations on its part contained in

                    the Eighth and Ninth Schedules.

               4    LANDLORD'S COVENANTS

                    The Landlord HEREBY COVENANTS  with the Tenant while it

                    owns the reversion immediately expectant on the Term as

                    follows:

               4.1  QUIET ENJOYMENT

                    That the  Tenant paying  the rents hereby  reserved and

                    the Premium and performing and  observing the covenants

                    and agreements  on the part of  the Tenant hereinbefore

                    contained shall  and may  peaceably hold and  enjoy the

                    Demised   Premises   during   the  Term   without   any

                    interruption by the Landlord  or any person  rightfully

                    claiming through under or in trust for it;

               4.2  TO PAY OUT INSURANCE PROCEEDS

                    That where the Demised  Premises have been destroyed or

                    damaged by  any of the  Insured Risks and  the Landlord

                    has received insurance proceeds (other than for loss of

                    rent) from Insurers pursuant to the loss payable clause

                    contained  in the insurance  policy as a  result of the

                    requirement  in Clause  3.25.1 (ii)  then the  Landlord

                    shall procure that such  insurance proceeds are paid to

                    an  interest  bearing   account  and   on  receipt   of

                    satisfactory  evidence of amounts  expended or  owed by

                    the Tenant to contractors sub-contractors professionals

                    or other  suppliers of goods  or services or  any other

                    expenses incurred  by the Tenant in  complying with its

                    obligation to reinstate  restore and rebuild  contained

                    in Clause 3.25.4 within seven days of demand pay out to

                    the  Tenant or  (at the  Tenant's request)  directly to

                    such   contractors  sub-contractors   professionals  or

                    suppliers  on the Tenant's  behalf (against appropriate

                    invoices) so much of the said insurance proceeds as are

                    equal to such amounts  together with any interest which

                    the Landlord has earned on  the proceeds paid out while

                    they  have been held by the  Landlord Provided that for

                    the avoidance of  doubt the Landlord  shall not at  any

                    time be obliged to  pay out any loss of  rent insurance

                    proceeds  which it may have received or to pay out more

                    than  the insurance  proceeds (other  than for  loss of

                    rent) which  it has  actually received and  not already

                    paid out  under this  Clause 4.2 Provided  further that

                    any  insurance  proceeds   received  by  the   Landlord

                    pursuant to  this Clause  4.2 (other  than for  loss of

                    rent) (together  with all interest  earned thereon) and

                    not paid out pursuant  to the foregoing provision shall

                    be  repaid by the  Landlord to the  Tenant within seven

                    days after  the Demised  Premises have  been reinstated

                    restored or rebuilt  (as the case  may be) pursuant  to

                    Clause 3.25.4  and once the Demised  Premises have been

                    so  reinstated  restored   or  rebuilt  such  insurance

                    proceeds  (together  with such  interest)  shall belong

                    absolutely to the Tenant;

               4.3  PREMIUM PAYMENTS

                    To comply with the obligations on its part contained in

                    the Eighth and Ninth Schedules.

               5    PROVISOS

               5.1  FORFEITURE

                    Prior to the Satisfaction Date:

                    5.1.1      If the  rents  hereby reserved  or any  part

                               thereof shall  at any time be  in arrear for

                               twenty-one  days after  the same  shall have

                               been demanded by the Landlord; or

                    5.1.2      If any instalment of the Premium or any part

                               thereof shall  at any time be  in arrear for

                               twenty-one  days after  the same  shall have

                               become due; or

                    5.1.3      If there shall be  any Material Breach which

                               has not  been remedied within  two months of

                               notice  of the  Material Breach  having been

                               given to the Tenant by the Landlord; or

                    5.1.4      If a  Bankruptcy Order or  an Administration

                               Order is  made in  respect of the  Tenant or

                               the Guarantor; or

                    5.1.5      If  a resolution  is passed  or an  Order is

                               made for the winding-up of the Tenant or the

                               Guarantor   otherwise    than   a   member's

                               voluntary  winding-up  of a  solvent company

                               for   the   purpose   of   amalgamation   or

                               reconstruction  previously  approved by  the

                               Landlord   (such   approval   not    to   be

                               unreasonably   withheld  or   delayed)  (the

                               Landlord   keeping  confidential   (save  as

                               required by law)  information it receives in

                               connection   with   the   Tenant's  or   the

                               Guarantor's application  for such approval);

                               or

                    5.1.6      If  a receiver or administrative receiver is

                               appointed over the whole  or any part of the

                               property assets or undertaking of the Tenant

                               or the Guarantor; or

                    5.1.7      If the Tenant or the Guarantor is struck off

                               the Register of Companies or is dissolved or

                               (being a corporation or company incorporated

                               outside  Great  Britain)  is   dissolved  or

                               ceases  to  exist  under  the  laws  of  the

                               country or state of its incorporation; or

                    5.1.8      If  the  directors  of  the  Tenant  or  the

                               Guarantor make any  proposal under Section 1

                               of the Insolvency Act  1986 or the Tenant or

                               the   Guarantor   proposes   or  makes   any

                               agreement for the  deferral rescheduling  or

                               other readjustment (or  proposes or makes  a

                               general  assignment  or  an  arrangement  or

                               composition with or for  the benefit of  the

                               relevant creditors)  of all of (or  all of a

                               particular type of its debts (or of any part

                               which it will  or might otherwise be  unable

                               to pay  when due) or a  moratorium is agreed

                               or declared  in respect of  or affecting all

                               or a  material part  of (or of  a particular

                               type  of  the debts  of  the  Tenant or  the

                               Guarantor provided that where  such proposal

                               agreement assignment arrangement composition

                               or moratorium relates  to a particular  type

                               of its  debts or any  part of its  debts (as

                               opposed to all  of its  debts) the  proposal

                               agreement assignment arrangement composition

                               or moratorium is material to the Landlord in

                               the context  of this Lease and  the Tenant's

                               or (as appropriate) the Guarantor's business

                               at  the time  and  the  Landlord shall  have

                               served  a  written   demand  on  the  Tenant

                               pursuant  to  Clause 3.2  for  the immediate

                               payment  of all installments  of the Premium

                               which have  not yet fallen due  and any part

                               of the  Premium shall be in  arrear for five

                               days after the  service of such demand  then

                               and in  any such case it shall be lawful for

                               the Landlord  at any time  thereafter to re-

                               enter into and upon the  Demised Premises or

                               any part  thereof in  the name of  the whole

                               and to  have again repossess  and enjoy  the

                               Demised  Premises as in  their former estate

                               and  thereupon  the  Term  shall  absolutely

                               cease and determine but without prejudice to

                               any rights  or remedies  of the  Landlord to

                               receive unpaid Premium or in  respect of any

                               antecedent breach of any of the covenants or

                               conditions  contained in  this Lease  and if

                               the  Term  shall  so  determine  before  the

                               Satisfaction  Date it  shall  be  as if  the

                               assignment of the Quota Rights  contained in

                               Clause 2  had not  been made  PROVIDED  THAT

                               nothing  in  this Clause  shall  entitle the

                               Landlord peaceably to  re-enter the  Demised

                               Premises without an order of the Court;

               5.2  NO IMPLIED EASEMENTS

                    Neither the granting of  this Lease nor anything herein

                    contained  shall by  implication  of  law or  otherwise

                    operate or  be deemed  to  confer upon  the Tenant  any

                    easement right or privilege whatsoever over  or against

                    any Adjoining Property or which would or might restrict

                    or   prejudicially   affect   the   future   rebuilding

                    alteration or development of any Adjoining Property and

                    the Landlord shall have  the right at any time  to make

                    such  alterations  to or  to pull  down and  rebuild or

                    redevelop  any Adjoining  Property as  it may  deem fit

                    without obtaining any consent from the Tenant;

               5.3  NO RESTRICTIONS ON ADJOINING PROPERTY

                    Neither the granting of  this Lease nor anything herein

                    contained  or  implied shall  impose  or  be deemed  to

                    impose any  restriction  on  the use  of  any  land  or

                    building not comprised in this Lease or give the Tenant

                    the  benefit  of or  the right  to  enforce or  to have

                    enforced or  to prevent the release  or modification of

                    any covenant agreement or condition entered into by any

                    purchaser  from or  by any  lessee or  occupier of  the

                    Landlord in  respect of property not  comprised in this

                    Lease or prevent or restrict in any way the development

                    of any land not comprised in this Lease;

               5.4  NO COMPENSATION

                    Except  where  any  Act  of  Parliament  prohibits   or

                    modifies  the right  to compensation being  excluded or

                    reduced  by   agreement  neither  the  Tenant  nor  any

                    undertenant (whether immediate or derivative)  shall be

                    entitled on  quitting the Demised Premises  or any part

                    thereof  to  claim any  compensation from  the Landlord

                    under the Landlord and Tenant Act 1954 or any other Act

                    of Parliament whether enacted  before or after the date

                    hereof;

               5.5  CESSER OF RENT

                    In  case any  Generating  Set at  the Demised  Premises

                    shall  at any  time during  the Term  be so  damaged or

                    destroyed  by any of the Insured Risks as to render the

                    Generating Set  unfit for use  then the portion  of the

                    rent FIRST hereinbefore reserved and for the time being

                    payable  hereunder which is allocated to the Generating

                    Set in  accordance with the  allocation set out  in the

                    Fourth Schedule shall be suspended until the Generating

                    Set  shall again be rendered  fit for use  or until the

                    loss  of  rent insurance  effected  pursuant  to Clause

                    3.25.2  shall  be  exhausted  (whichever  shall be  the

                    earlier)  but only to  the extent that  proceeds of the

                    loss of  rent insurance  effected under this  Lease are

                    paid to the Landlord to reimburse the Landlord for  the

                    loss of such rents;

               5.6  NOTICES

                    5.6.1      Any Notice or  other communication  required

                               to be given or served under or in connection

                               with  this  Lease shall  be  in writing  and

                               shall  be  sufficiently given  or  served if

                               delivered or sent:

                          In the case of the Landlord to:

                               National Power PLC
                               Windmill Hill Business Park
                               Whitehall Way
                               Swindon
                               Wiltshire SN5 6PB
                               Fax:  01793 892781
                               Attention: Company Secretary

                               or to  such  other address  in  substitution

                               therefor as  is notified  in writing  by the

                               Landlord  to  the Tenant  and  the Guarantor

                               hereafter

                          In the case of the Tenant to:

                               Eastern Merchant Properties Limited

                               PO Box 40
                               Wherstead Park
                               Wherstead
                               Ipswich
                               Suffolk IP9 2AQ
                               Fax:  01473 553002
                               Attention: The Company Secretary

                               or  to such  other  address in  substitution

                               therefor  as is notified  in writing  by the

                               Tenant to the Landlord hereafter

                          In the case of the Guarantor to:

                               Eastern Group plc
                               PO Box 40
                               Wherstead Park
                               Wherstead
                               Ipswich
                               Suffolk IP9 2AQ
                               Fax:  01473 553002
                               Attention: The Company Secretary

                               or  to  such other  address  in substitution

                               therefor as is  notified in  writing by  the

                               Guarantor to the Landlord hereafter;

                    5.6.2      Any such notice or other communication shall

                               be delivered by hand  or sent by courier fax

                               or  prepaid first  class post.   If  sent by

                               courier  or fax such notice or communication

                               shall  conclusively be  deemed to  have been

                               given or  served at the time  of despatch in

                               the case of service in the United Kingdom or

                               on the following Business Day in the case of

                               international service.  If sent by post such

                               notice  or communication  shall conclusively

                               be deemed to have been received two Business

                               Days from the time of posting in the case of

                               inland mail in  the United Kingdom  or three

                               Business  Days from the  time of  posting in

                               the case of international mail;

                    5.6.3      In this Clause 5.6  BUSINESS DAY means a day

                               on  which  banks  are open  for  business in

                               England  (excluding  Saturdays  Sundays  and

                               public holidays);

               5.7  EXCLUSION OF S.62 LPA

                    The  operation of Section 62 of the Law of Property Act

                    1925 shall  be excluded  from this  Lease and  the only

                    rights granted  to the  Tenant are those  expressly set

                    out in this Lease and the Tenant shall not by virtue of

                    this Lease be deemed to have acquired or be entitled to

                    and  the Tenant  shall not  during the Term  acquire or

                    become entitled by any means whatsoever to any easement

                    from  or over or  affecting any other  land or premises

                    now or at any time  hereafter belonging to the Landlord

                    and not comprised in this Lease;

               5.8  REPRESENTATION

                    The Tenant  acknowledges that  this Lease has  not been

                    entered  into  in  reliance  wholly or  partly  on  any

                    warranty undertaking statement  or representation  made

                    by  or on  behalf  of  the  Landlord  except  any  such

                    warranty undertaking statement  or representation  that

                    is expressly  set out in  this Lease or in  the Sale of

                    Business  Agreement and  (so far  as permitted  by law)

                    waives  any remedy  in respect  of any  such warranties

                    undertakings   statements   and   representations   not

                    expressly  set  out in  this Lease  or  in the  Sale of

                    Business Agreement;

               5.9  WORKING DAYS

                    In the event that  any payment to be made by the Tenant

                    to  the Landlord hereunder falls  due on a  day being a

                    Saturday  or  a  Sunday  or  a  day  on  which  banking

                    institutions in England are  authorised by law to close

                    and  on which dealings are not carried on in the London

                    Interbank Market in Sterling then such payment shall be

                    made on the immediately preceding day not being  such a

                    day;

               5.10 SEVERANCE

                    If any  term or provision  of this Lease is  held to be

                    illegal or unenforceable in whole or  in part under any

                    enactment or rule of law such term or provision or part

                    shall to that extent be deemed not to form part of this

                    Lease but  the enforceability of the  remainder of this

                    Lease shall not be affected;

               5.11 GENUINE PRE-ESTIMATE

                    The parties acknowledge and agree that all sums payable

                    to the  Landlord  pursuant to  the proviso  set out  in

                    Clause  3.2  have been  agreed  after  due and  careful

                    consideration by  the parties and constitute  a genuine

                    and reasonable pre-estimate  of the  loss the  Landlord

                    would  or   is  fairly   expected  to  suffer   in  the

                    circumstances  giving rise  to  payment under  the said

                    proviso;

               5.12 SUPPLY OF GOODS AND SERVICES ACT 1982

                    This  Lease contains  the whole  agreement between  the

                    parties relating to the subject matter of this Lease at

                    the date hereof to the exclusion of any terms which may

                    be implied by law  by the Supply of Goods  and Services

                    Act 1982;

               5.13 SALE OF BUSINESS AGREEMENT

                    Nothing  contained  in  this Lease  shall  absolve  the

                    Landlord from or constitute an indemnity on the part of

                    the  Tenant in  respect  of any  liabilities which  may

                    arise under  Clause  2.3.2  or 2.3.3  of  the  Sale  of

                    Business  Agreement  or  the  warranties  contained  in

                    Paragraph  6.3 of  Schedule 2  to the Sale  of Business

                    Agreement;

               5.14 WITHHOLDINGS AND DEDUCTIONS

                    All sums  payable under this  Lease shall be  paid free

                    and clear of all deductions  or withholdings whatsoever

                    save  only as  provided  in this  Lease  or as  may  be

                    required  by  law  and  without  abatement  or  set-off

                    (whether equitable or otherwise).  If any deductions or

                    withholdings are  required by law the  party making the

                    payment  shall  (except  in  the case  of  payments  of

                    interest  including payments  under paragraph  6.2.4 of

                    the  Eighth Schedule) be obliged to pay the other party

                    such sums  as will after such  deduction or withholding

                    has  been  made leave  the  other party  with  the same

                    amounts as  it would have  been entitled to  receive in

                    the absence of any such requirement to make a deduction

                    or withholding;

               6    GUARANTEE

                    The Guarantor covenants with the Landlord in the terms set out in the Sixth Schedule.

               7    OPTION

               7.1  The Tenant may  at any time  during the Term  following the date fifty years and  one month following the  date

                    hereof  give  notice  (the   NOTICE)  to  the  Landlord

                    requiring  the  Landlord  to  sell to  the  Tenant  the

                    freehold  reversion   to  the  Demised   Premises  (the

                    REVERSION).   The consideration  for the sale  shall be

                    one pound (pound 1);

               7.2  The  Landlord shall within twenty-eight days of receipt of the Notice deduce  title to the Reversion  and shall

                    use  all   reasonable  endeavours  to  deal   with  all

                    reasonable enquiries and requisitions  relating thereto

                    which may be made by the Tenant and take all reasonable

                    steps to vest the Reversion in the Tenant;

               7.3  The form  of transfer or  conveyance shall  be in  such form as shall  be agreed between the parties (who shall

                    act reasonably) and in the absence of agreement in such

                    form  as  may  be  determined  by  Senior  Conveyancing

                    Counsel agreed between the  parties or appointed by the

                    Chairman of the Bar Association upon the application of

                    either party;

               7.4  The sale and purchase of the Reversion shall take place at  the  offices of  the  Landlord's solicitors  within

                    twenty-eight days following notice  from the Tenant  to

                    the  Landlord provided  that such  notice shall  not be

                    served  prior to  the date  which is  twenty-eight days

                    following the Notice;

               7.5  The transfer  or  conveyance shall  contain a  covenant from  the Tenant with the Landlord that the Tenant will

                    at all  times  thereafter  perform  and  observe  those

                    covenants conditions agreements declarations  and other

                    provisions contained or referred to in or arising under

                    this  Lease and the documents of  title relating to the

                    Reversion  so far as the  same are still subsisting and

                    capable  of taking  effect and  will keep  the Landlord

                    indemnified from and against all actions claims demands

                    liabilities costs losses  damages proceedings  (whether

                    civil or criminal) penalties fines charges taxes levies

                    or  duties  or  other  sanctions  and  judgement  costs

                    (including legal  costs on a full  indemnity basis) and

                    expenses in  respect  of any  breach or  non-observance

                    thereof;

               7.6  In the  event that the rights  of pre-emption contained in  the  three  leases  dated 31  March  1990  and made

                    between National  Power PLC  (1) and The  National Grid

                    Company plc (2) of parts of the Reversion are exercised

                    prior to completion the Reversion shall not include the

                    areas  of land which are the subject of the said rights

                    of pre-emption;

               7.7  This option shall be  of no effect if the  Tenant fails to  register it  as a  land charge  at HM  Land Charges

                    Registry  in relation to each  of the counties in which

                    the Demised  Premises  are situated  and  by way  of  a

                    notice  in  the  Charges  Registers  of  Title  Numbers

                    NT248499  NT249030 NT291811  SF7714 and  SF86718 within

                    three months from the date of this Lease.

               In witness whereof this document has been executed as a Deed the day and year first before written.

                                    FIRST SCHEDULE

                         PARTICULARS OF THE DEMISED PREMISES

          (A)  The power station  land and buildings  known as West  Burton

               Power   Station   off   Gainsborough   Road   near   Retford

               Noftinghamshire  in  part  registered  under  title  numbers

               NT248499 NT249030 and NT291811 and shown  for the purpose of identification only edged red on the plan annexed hereto and marked "West Burton";

          (B)  The  power station  land and  buildings known  as Ironbridge

               Power Station Buildwas Road Telford Shropshire and shown for the purpose  of identification only  edged red  on the  plan annexed  hereto  and marked  "Ironbridge"  and  the land  at

               Devil's Dingle shown for  the purpose of identification only edged  red on  the plan  annexed hereto and  marked "Devil's

               Dingle";

          (C)  The  power station  land and  buildings  known as  Rugeley B

               Power  Station Armitage Road  Rugeley Staffordshire  in part registered under title numbers  SF7714 and SF86718 and shown for the purpose of identification only edged red on the plan annexed hereto and marked "Rugeley B";

                                   SECOND SCHEDULE

                                        PART 1

                                    RIGHTS GRANTED

                    In  favour  of the  Tenant and  its lessees  agents and

                    licensees  and  other  persons  who  now  have  or  may

                    hereafter be granted similar rights by the Tenant:

                    The  right of  passage and  running of  water telephone

                    electricity telegraphic and other services and supplies

                    of  whatever nature  from and  to the  Demised Premises

                    through such  of  the Conduits  currently  serving  the

                    Demised Premises which are at the date of this Lease in

                    on or under the Adjoining Property and the right at all

                    reasonable  times  with  or without  workmen  on giving

                    reasonable  notice  (except  in an  emergency)  to  the

                    Landlord to  enter and remain  upon those parts  of the

                    Adjoining   Property  for  the  purpose  of  inspecting

                    cleansing  repairing  and  maintaining   such  existing

                    Conduits  subject to  the  Tenant causing  the  minimum

                    disturbance  and damage to the Adjoining Property which

                    is reasonably practicable and making good forthwith all

                    damage caused thereby to  the Adjoining Property to the

                    reasonable satisfaction of the Landlord;




                                         MAP


                    Provided that the Landlord shall  have the right at its

                    own expense  to divert or  relocate such Conduits  to a

                    reasonable  alternative location  and the  Tenant shall

                    co-operate   in  respect   thereof  and   shall  (where

                    appropriate) permit the Landlord to  divert or relocate

                    such  Conduits in  or  under the  Demised Premises  the

                    Landlord causing the minimum disturbance and damage  to

                    the  Demised Premises  which is  reasonably practicable

                    and making good forthwith  all damage caused thereby to

                    the Demised Premises to  the reasonable satisfaction of

                    the Tenant.

                                        PART 2

                    EXCEPTIONS AND RESERVATIONS OUT OF THE DEMISE

                    In favour  of the Landlord  and its lessees  agents and

                    licensees and all  other persons  who now  have or  may

                    hereafter be granted similar rights by the Landlord:

               1    The  right to  erect  or to  consent  hereafter to  any

                    person erecting a new building or to alter any building

                    for the  time being on  the Adjoining Property  in such

                    manner  as  the  Landlord  or  the  person  or  persons

                    exercising such right may think fit and notwithstanding

                    that  such alteration  or  erection  may  diminish  the

                    access of light and air enjoyed by the Demised Premises

                    and the right to deal with the Adjoining Property as it

                    may think fit;

               2    At all reasonable times  so far as may be  necessary or

                    desirable with  or without workmen the  right on giving

                    reasonable notice (except  in emergency) to  the Tenant

                    to enter and remain upon the Demised Premises  with all

                    necessary   tools  appliances  and  materials  for  the

                    purpose of carrying out construction or demolition work

                    at  the  Adjoining Property  or  repairing  altering or

                    rebuilding the Adjoining Property and to  cleanse empty

                    remove  replace and repair or carry out works to any of

                    the Conduits belonging to the same;

               3    At all reasonable times until the Satisfaction Date but

                    not  thereafter so  far  as may  be  necessary with  or

                    without workmen the  right on giving reasonable  notice

                    (except in emergency) to the Tenant to enter and remain

                    upon  the Demised  Premises  with all  necessary  tools

                    appliances and materials  for the purpose  of repairing

                    or rebuilding the Demised Premises and to cleanse empty

                    and  repair any of  the Conduits belonging  to the same

                    where  the  Tenant  is  in breach  of  its  obligations

                    hereunder in relation thereto;

               4    The right to  lay Conduits at the  Demised Premises for

                    the benefit of any Adjoining Property and the  right of

                    passage and  running of water steam  soil gas telephone

                    electricity telegraphic and other services and supplies

                    of whatsoever nature from and to the Adjoining Property

                    through  such of  the  Conduits  serving the  Adjoining

                    Property  which now are or may before the expiration of

                    a period of eighty years from the date hereof (which is

                    the Perpetuity  Period applicable to this  Lease) be in

                    on or under the  Demised Premises and the right  at all

                    reasonable  times  with  or without  workmen  on giving

                    reasonable notice  (except in emergency) to  the Tenant

                    to enter and remain upon  the Demised Premises for  the

                    purpose   of   laying  inspecting   repairing  renewing

                    relaying cleansing maintaining and connecting up to any

                    such  existing or  future  Conduits; Provided  that the

                    Tenant  shall have  the  right at  its  own expense  to

                    divert  or  relocate  such  Conduits  to  a  reasonable

                    alternative location and the Landlord  shall co-operate

                    in respect thereof and shall (where appropriate) permit

                    the Tenant to  divert or relocate  such Conduits in  or

                    under the  Adjoining Property (the  Tenant causing  the

                    minimum  disturbance   and  damage  to   the  Adjoining

                    Property  which  is reasonably  practicable  and making

                    good  forthwith  all  damage   caused  thereby  to  the

                    Adjoining  Property to  the reasonable  satisfaction of

                    the Landlord).



                    Provided  that the  Landlord  shall use  all reasonable

                    endeavours  to cause the minimum disturbance and damage

                    to the Demised Premises which is reasonably practicable

                    in the exercise of the rights contained in paragraphs 2

                    3  and 4 of this Schedule and shall make good forthwith

                    all damage  caused thereby  to the Demised  Premises to

                    the reasonable satisfaction of the Tenant.

                                    THIRD SCHEDULE

               DOCUMENTS WHICH AFFECT OR RELATE TO THE DEMISED PREMISES

          (A)  West Burton Power Station:


             ------------------------------------------------------------------
             DATE             DOCUMENT       PARTIES
             ==================================================================
             I FREEHOLD DEEDS
             ------------------------------------------------------------------
             PART A
             ------------------------------------------------------------------
             23 December      Conveyance     Rt. Hon Digby Wentworth Bayard
             1921                            Baron Middleton and others (1)
                                             F Wright Esq (2)
             ------------------------------------------------------------------
             1960             Abstract of    Executors of F Wright Deceased
                              Title
             ------------------------------------------------------------------
             28 March 1961    Conveyance     Personal Representatives of
                                             F Wright Deceased (1) to The
                                             Central Generating Board ("CEGB")
                                             (2)
             ------------------------------------------------------------------
             PART B
             ------------------------------------------------------------------
             1960             Abstract of    F E Warburton Esq
                              Title
             ------------------------------------------------------------------
             9 May 1961       Conveyance     F E Warburton (1) to CEGB (2)
             ------------------------------------------------------------------
             PART C
             ------------------------------------------------------------------
             1960             Abstract of    R Speed Esq
                              Title
             ------------------------------------------------------------------
             25 April 1961    Conveyance     R Speed (1) CEGB (2)
             ------------------------------------------------------------------
             PART D
             ------------------------------------------------------------------
             6 October 1921   Conveyance     Rt Hon Digby Wentworth Bayard,
                                             Baron Middleton and others (1)
                                             Mr J B Booth (2)
             ------------------------------------------------------------------
             9 June 1961      Deed           J B Brown Deceased
                              Supplemental
                              to Assent
                              3.12.1956
             ------------------------------------------------------------------
             15 June 1961     Conveyance     Mrs E M W Brown & Others (1) CEGB
                                             (2)
             ------------------------------------------------------------------
             PART E
             ------------------------------------------------------------------
             30 December      Copy           Baron Middleton & Others (1)
             1921             Conveyance     T H Atkinson (2)
             ------------------------------------------------------------------
             6 July 1961    Acknowledgement  R Collier Esq
             ------------------------------------------------------------------
             6 July 1961      Conveyance     R Collier Esq (1) CEGB (2)
             ------------------------------------------------------------------
             PART F
             ------------------------------------------------------------------
             1960             Abstract of    Personal Representative of
                              Title          Mr. Frederick Hill
             ------------------------------------------------------------------
             22 June 1961   Acknowledgement  Midland Bank Executors and Trustee
                                             Co Ltd (1) CEGB (2)
             ------------------------------------------------------------------
             22 June 1961     Conveyance     Personal Representative of F Hill
                                             Deceased (1) CEGB (2)
             ------------------------------------------------------------------
             PART G
             ------------------------------------------------------------------
             1961             Abstract of    J W Baddiley
                              Title
             ------------------------------------------------------------------

             17 July 1961     Conveyance     J W Baddiley (1) CEGB (2)
             ------------------------------------------------------------------
             PART H
             ------------------------------------------------------------------
             13 September     Conveyance     J B Brown (1) J A Forrest (2)
             1949
             ------------------------------------------------------------------
             18 April 1961    Conveyance     Mr J A Forrest (1) CEGB (2)
             ------------------------------------------------------------------
             PART I
             ------------------------------------------------------------------
             1947             Abstract of    J W Muntus
                              Title
             ------------------------------------------------------------------
             10 May 1961      Conveyance     P E Muntus (1) CEGB (2)
             ------------------------------------------------------------------
             PART J
             ------------------------------------------------------------------
             1960             Abstract
                              Title
             ------------------------------------------------------------------
             4 December       Conveyance     Murgatroyd (1) CEGB (2)
             1961
             ------------------------------------------------------------------
             PART K
             ------------------------------------------------------------------
             1961             Abstract of
                              Title
             ------------------------------------------------------------------
             20 November      Conveyance     Personal Representatives of E W S
             1961                            Foljambe (1) CEGB (2)
             ------------------------------------------------------------------
             PART L
             ------------------------------------------------------------------
             24 November      Conveyance     BTC (1) CEGB (2)
             1961
             ------------------------------------------------------------------
             PART M
             ------------------------------------------------------------------
             1948             Abstract of
                              Title
             ------------------------------------------------------------------
             25 April 1961    Conveyance     Bland (1) CEGB (2)
             ------------------------------------------------------------------
             PART N
             ------------------------------------------------------------------
             1966             Abstract of
                              Title
             ------------------------------------------------------------------
             1 July 1966      Conveyance     Nottingham County Council (1) CEGB
                                             (2)
             ------------------------------------------------------------------
             PART P
             ------------------------------------------------------------------
                              Entries on the
                              registers of
                              title number
                              NT248499
             ------------------------------------------------------------------
             PART Q
             ------------------------------------------------------------------
             12 September     Contract       C Brown (1) CEGB (2)
             1989
             ------------------------------------------------------------------
                              Entries on the
                              registers of
                              title number
                              NT249030
             ------------------------------------------------------------------
             PART R
             ------------------------------------------------------------------
                              Entries on the
                              registers of
                              title number
                              NT291811
             ------------------------------------------------------------------
             AS TO WHOLE
             ------------------------------------------------------------------
             26 October       Highway
             1962             Diversion
                              Order
             ------------------------------------------------------------------
             1 November       Government     Secretary of State for Energy (1)
             1990             Debenture      National Power PLC (2)
                              Deed
             ------------------------------------------------------------------
             20 June 1996     Conveyance     National Power PLC (1) Severn
                                             Trent Water Ltd (2)
             ------------------------------------------------------------------
             II CONSENTS LICENCES AND WAYLEAVES
             ------------------------------------------------------------------
             13 June 1961     Wayleave       Minister of Public
                              Order
             ------------------------------------------------------------------
             4 October 1963   Notice of      Minister of Public
                              abandonment
                              of oil
                              pipeline
             ------------------------------------------------------------------
             16 June 1994     Wayleave       East Midlands Electricity plc (1)
                                             National Power PLC (2)
             ------------------------------------------------------------------
             28 October       Sidings        British Railways Board (1) CEGB
             1976             Agreement      (2)
             ------------------------------------------------------------------
             17 February      BT Wayleave    British Telecom Plc (1) National
             1995                            Power PLC (2)
             ------------------------------------------------------------------
             16 September     Section 106    Nottingham County Council (1)
             1993             Agreement      National Power PLC (2)
             ------------------------------------------------------------------
             22 November      Deed of Grant  Crown Estates (1) CEGB (2)
             1966
             ------------------------------------------------------------------
             20 June 1996     Deed of Grant  National Power PLC (1) Severn
                                             Trent Water Ltd (2)
             ------------------------------------------------------------------
             III LEASES AND LICENCES
             ------------------------------------------------------------------
             31 March 1990    Lease          National Power PLC (1) The
                                             National Grid Company Plc ("NGC")
                                             (2)
             ------------------------------------------------------------------
             29 September     Tenancy        National Power PLC (1) P D & R E
             1994                            Warburton (2)
             ------------------------------------------------------------------
             22 March 1995    Grazing        National Power PLC (1) A R Baker
                              Licence        (2)
             ------------------------------------------------------------------
             22 March 1995    Grazing        National Power PLC (1) C G Rowles
                              Licence        Nicholson (2)
             ------------------------------------------------------------------
             22 March 1995    Grazing        National Power PLC (1) D B Brown
                              License        (2)
             ------------------------------------------------------------------
             13 December      Agricultural   National Power PLC (1) C G Rowles
             1993             License        Nicholson (2)
             ------------------------------------------------------------------
             26 June 1996     Supplemental   National Power PLC (1) NGC (2)
                              Lease
             ------------------------------------------------------------------
             26 June 1996     Deed of        National Power Plc (1) NGC (2)
                              Variation
             ------------------------------------------------------------------
             25 June 1996     Lease          National Power Plc (1) Ash
                                             Resources Limited (2)
             ------------------------------------------------------------------
             IV THE TRANSFER SCHEME DOCUMENTS
             ------------------------------------------------------------------
             30 March 1990    License to     CEGB (1)
                              Retain Assets  East Midlands Electricity Board
                                             (2)
             ------------------------------------------------------------------
             30 March 1990    Interface      CEGB (1)
                              Agreement      East Midlands Electricity Board
                                             (2)
             ------------------------------------------------------------------
             31 March 1990    Interface      National Power PLC (1)
                              Agreement      NGC (2)
             ------------------------------------------------------------------
             31 March 1990    Deed of        National Power PLC (1) to
                              Easement for   NGC (2)
                              Lines and
                              Cables
             ------------------------------------------------------------------
             (B)  Ironbridge Power Station:
             ------------------------------------------------------------------
             I FREEHOLD DEEDS
             ------------------------------------------------------------------
             AS TO PART A
             ------------------------------------------------------------------
             8 August 1928    Conveyance     H R Moseley (1) H G Archer &
                                             G Elliott (2) WMJEA (3)
             ------------------------------------------------------------------
             10 September     Letter
             1928
             ------------------------------------------------------------------
             15 October       Agreement      F G Fowler (1) WMJEA (2)
             1928
             ------------------------------------------------------------------
             15 October       Agreement      W Bishop (1) WMJEA (2)
             1928
             ------------------------------------------------------------------
             15 October       Agreement      W W Parkes (1) WMJEA (2)
             1928
             ------------------------------------------------------------------
             15 October       Agreement      E Morgan (1) WMJEA (2)
             1928
             ------------------------------------------------------------------
             15 October       Agreement      E Hobson (1) WMJEA (2)
             1928
             ------------------------------------------------------------------
             23 October       Agreement      F M Cope-Darby (1) WMJEA (2)
             1928
             ------------------------------------------------------------------
             30 July 1965     Conveyance     CEGB (1) F Lee & J Lee (2)
             ------------------------------------------------------------------
             AS TO PART B
             ------------------------------------------------------------------
             1964             Examined
                              Abstract of
                              Title
             ------------------------------------------------------------------
             16 October       Conveyance     E G Wilkes (1) CEGB (2)
             1964
             ------------------------------------------------------------------
             26 August 1982   Conveyance     CEGB (1) Mr and Mrs J A Owen (2)
             ------------------------------------------------------------------
             AS TO PART C
             ------------------------------------------------------------------
             24 June 1859     Deed of        E Moseley & Others (1)
                              Release and    Severn Valley Railway Company (2)
                              Disentailing   and W Moseley (1) Severn Valley
                              Assurance      Railway Company (2)
             ------------------------------------------------------------------
             24 March 1860    Disentailing   W Moseley (1)
                              Assurance      Severn Junction Railway Co (2)
             ------------------------------------------------------------------
             16 April 1929    Agreement      Great Western Railway Co (1)
                                             F Woodgates (2)
             ------------------------------------------------------------------
             1947             Examined
                              Abstract of
                              Title
             ------------------------------------------------------------------
             26 January       Agreement      BTC (1) R H V Drury (2)
             1953
             ------------------------------------------------------------------
             30 March 1966    Conveyance     R H V Drury (1) CEGB (2)
             ------------------------------------------------------------------
             9 March 1976     Agreement      CEGB (1) A Shropshire & J Jones
                                             (2)
             ------------------------------------------------------------------
             24 September     Duplicate      CEGB (1) Mr and Mrs M Kay (2)
             1986             Conveyance
             ------------------------------------------------------------------
             8 May 1980       Conveyance     CEGB (1) Shropshire County Council
                                             (2)
             ------------------------------------------------------------------
             5 February       Letter         Nature Conservancy Council
             1986
             ------------------------------------------------------------------
             28 March 1991    Conveyance     M Roberts & Others (1) National
                                             Power PLC (2)
             ------------------------------------------------------------------
             20 December      Conveyance     National Power PLC (1) R H Jones
             1995                            (2)
             ------------------------------------------------------------------
             AS TO PART D
             ------------------------------------------------------------------
             16 November      Guardianship   Commissioners for Works (1)
             1925             Deed           Moseley (2)
             ------------------------------------------------------------------
             1928             Examined
                              Abstract of
                              Title
             ------------------------------------------------------------------
             8 August 1928    Conveyance     H Moseley (1) WMJEA (2)
             ------------------------------------------------------------------
             27 September     Agreement      BTC (1) J B Carr (2)
             1948
             ------------------------------------------------------------------
             2 June 1961      Guardianship   H R Moseley (1) Commissioners for
                              Deed           Works (2)
             ------------------------------------------------------------------
             1 March 1963     Conveyance     J B Carr (1) CEGB (2)
             ------------------------------------------------------------------
             8 May 1980       Conveyance     CEGB (1) Shropshire County Council
                                             (2)
             ------------------------------------------------------------------
             10 April 1981    Notice of      Secretary of State for the
                              Ancient        Environment
                              Monument
             ------------------------------------------------------------------
             11 May 1994      Deed of        National Power PLC (1)
                              Exchange       The Secretary of State for
                                             National Heritage (2)
             ------------------------------------------------------------------
             11 February      Duplicate      National Power PLC (1)
             1994             Conveyance     Shropshire County Council (2)
             ------------------------------------------------------------------
             9 February       Subsidiary     CEGB (1)
             1984             Vesting Deed   F W Carder & Others (2)
             ------------------------------------------------------------------
             21 December      Deed of        National Power PLC (1)
             1995             Guardianship   Secretary of State for National
                                             Heritage (2)
             ------------------------------------------------------------------
             AS TO PART E
             ------------------------------------------------------------------
             28 October       Conveyance     Rt Hon Lord Forester (1)
             1859                            Severn Valley Railway Co (2)
             ------------------------------------------------------------------
             24 March 1860    Conveyance     W Moseley (1)
                                             Severn Junction Railway Co (2)
             ------------------------------------------------------------------
             18 October       Conveyance     W Moseley (1)
             1881                            The Wenlock Railway Co (2)
             ------------------------------------------------------------------
             1 March 1941     Agreement      Salop County Council (1)
                                             Great Western Railway Company (2)
             ------------------------------------------------------------------
             15 January       Agreement      BTC (1)
             1953                            HAL Price (2)
             ------------------------------------------------------------------
             16 December      Conveyance     British Railways Board (1)
             1966                            CEGB (2)
             ------------------------------------------------------------------
             AS TO PART F
             ------------------------------------------------------------------
             1964             Examined
                              Abstract of
                              Title
             ------------------------------------------------------------------
             5 May 1967       Conveyance     W A E Pryce (1) CEGB (2)
             ------------------------------------------------------------------
             AS TO PART G
             ------------------------------------------------------------------
             1966             Examined       H G Passey
                              Abstract of
                              Title
             ------------------------------------------------------------------
             8 August 1968    Conveyance     H G Passey (1)
                                             CEGB (2)
             ------------------------------------------------------------------
             AS TO PART H
             ------------------------------------------------------------------
             1954             Examined
                              Abstract of
                              Title
             ------------------------------------------------------------------
             23 May 1967      Conveyance     F R Coldicutt (1)
                                             CEGB (2)
             ------------------------------------------------------------------
             AS TO PART I
             ------------------------------------------------------------------
             1928             Abstract of    H R Moseley (1)
                              Title          H G Archer & Another (2)
                                             F Woodgates (3)
             ------------------------------------------------------------------
             7 July 1930      Conveyance     F Woodgates (1)
                                             M Gilmore (2)
             ------------------------------------------------------------------
             27 January       Agreement      H R Moseley (1)
             1934                            M Gilmore (2)
             ------------------------------------------------------------------
             21 August 1942   Agreement      J Stokes (1)
                                             H Gilmore (2)
             ------------------------------------------------------------------
             20 September     Conveyance     P R Gilmore (1)
             1968                            CEGB (2)
             ------------------------------------------------------------------
             AS TO PART J
             ------------------------------------------------------------------
             24 December      Conveyance     F Woodgates (1) L M Mason (2)
             1929
             ------------------------------------------------------------------
             26 August 1968   Conveyance     L M Mason (1) CEGB (2)
             ------------------------------------------------------------------
             AS TO PART K
             ------------------------------------------------------------------
             18 January       Conveyance     F Woodgates (1) H Gilmore (2)
             1929
             ------------------------------------------------------------------
             7 November       Land Charges   G1060269
             1969             Search
             ------------------------------------------------------------------
             20 November      Deed of        CEGB (1) L E Gilmore (2)
             1969             Exchange
             ------------------------------------------------------------------
             AS TO PART L
             ------------------------------------------------------------------
             27 February      Deed of        CEGB (1) E H Gilmore (2)
             1970             Exchange
             ------------------------------------------------------------------
             AS TO PART M
             ------------------------------------------------------------------
             25 September     Conveyance     E C Baillie & Another (1) E G
             1956                            Wilkes (2)
             ------------------------------------------------------------------
             4 August 1969    Conveyance     E G Wilkes (1) CEGB (2)
             ------------------------------------------------------------------
             AS TO PART N
             ------------------------------------------------------------------
             1 June 1934      Conveyance     J Todd (1) Hon Hamilton Russell
                                             (2)
             ------------------------------------------------------------------
             8 April 1970     Conveyance     Coates of Kidderminster Ltd (1)
                                             CEGB (2)
             ------------------------------------------------------------------
             AS TO PART O
             ------------------------------------------------------------------
             1947             Abstract of
                              Title
             ------------------------------------------------------------------
             10 January       Conveyance     J Stokes & Another (1) M A Gilmore
             1947                            (2)
             ------------------------------------------------------------------
             25 January       Conveyance     J B Carr (1) L D M Whitney (2)
             1955
             ------------------------------------------------------------------
             17 January       Conveyance     E H Gilmore (1) CEGB (2)
             1972
             ------------------------------------------------------------------
             AS TO PART P
             ------------------------------------------------------------------
             1951             Examined
                              Abstract of
                              Title
             ------------------------------------------------------------------
             4 May 1976       Conveyance     Mr and Mrs F Lee (1) CEGB (2)
             ------------------------------------------------------------------
             AS TO PART Q
             ------------------------------------------------------------------
             5 July 1967      Conveyance     British Railways Board (1) A J
                                             Heritage (2)
             ------------------------------------------------------------------
             13 December      Conveyance     F Woodgates (1) GWR Company (2)
             1928
             ------------------------------------------------------------------
             11 March 1974    Conveyance     British Railways Board (1) CEGB
                                             (2)
             ------------------------------------------------------------------
             11 May 1994      Deed of        National Power PLC (1) The
                              Exchange       Secretary of State for National
                                             Heritage (2)
             ------------------------------------------------------------------
             AS TO PART R
             ------------------------------------------------------------------
             11 May 1994      Deed of        National Power PLC (1) The
                              Exchange       Secretary of State for National
                                             Heritage (2)
             ------------------------------------------------------------------
             AS TO WHOLE
             ------------------------------------------------------------------
             1 December       Government     Secretary of State for Energy (1)
             1990             Debenture      National Power PLC (2)
                              Deed
             ------------------------------------------------------------------
             II LICENCES AND EASEMENTS
             ------------------------------------------------------------------
             10 March 1931    Agreement      Great Western Railway Co (1)
                                             WMJEA (2)
             ------------------------------------------------------------------
             5 April 1938     Agreement      Great Western Railway Co (1)
                                             WMJEA (2)
             ------------------------------------------------------------------
             11 December      Agreement      Great Western Railway Co (1)
             1940                            WMJEA (2)
             ------------------------------------------------------------------
             9 April 1957     Wayleave       CEA (1)
                                             Post Office (2)
             ------------------------------------------------------------------
             28 March 1964    Agreement      Atcham RDC (1)
                                             CEGB (2)
             ------------------------------------------------------------------
             1 April 1965     Agreement for  W Shropshire Water Board (1)
             ------------------------------------------------------------------
             1 January 1970   Domestic       CEGB (2)
                              Water Supply
             ------------------------------------------------------------------
             14 August 1964   Agreement for  CEGB (1) Salop County Council (2)
                              Dedication of
                              Land for
                              Highway
                              Purposes
             ------------------------------------------------------------------
             15 June 1966     License to     Severn River Authority (1)
                              Impound and    CEGB (2)
                              Inland Water
             ------------------------------------------------------------------
             15 July 1966     Deed of        A L Lowe (1) CEGB (2)
                              Easement
             ------------------------------------------------------------------
             27 July 1966     Deed of        P J Garvey (1) CEGB (2)
                              Easement
             ------------------------------------------------------------------
             27 May 1980      Wayleave       Midlands Electricity Board (1)
                                             CEGB (2)
             ------------------------------------------------------------------
             24 March 1969    Deed of        CEGB (1) Mr and Mrs F Lee (2)
                              Covenant
             ------------------------------------------------------------------
             11 October       Sidings        BRB (1) CEGB (2)
             1972             Agreement
             ------------------------------------------------------------------
             July 1976        Wayleave       CEGB (1) The Post Office (2)
             ------------------------------------------------------------------
             4 May 1976       Duplicate      CEGB (1) Mr and Mrs F Lee (2)
                              Deed of Grant
                              of Easement
             ------------------------------------------------------------------
             8 May 1980       Deed of Grant  CEGB (1)
                              of Easement    Shropshire County Council (2)
             ------------------------------------------------------------------
             21 September     Deed of        CEGB (1) Shropshire County Council
             1984             Variation      (2)
             ------------------------------------------------------------------
             2 March 1983     Deed of Grant  Mr and Mrs O E Wood (1)
                              of Easement    CEGB (2)
             ------------------------------------------------------------------
             25 June 1982     Deed of Grant  J E Arthur (1) GEGB (2)
                              of Easement
             ------------------------------------------------------------------
             25 June 1982     Consent of     R D Reynolds (1)
                              Grant of       CEGB (2)
                              Easement
             ------------------------------------------------------------------
             2.4.1982         Deed of        Mr. Passey (1)
                              Easement       CEGB (2)
             ------------------------------------------------------------------
             2.2.1982         Consent of     A Ratcliffe and others (1)
                              Easement       CEGB (2)
             ------------------------------------------------------------------
             11 August 1982   Deed of Grant  M Berkeley (1)
                              of Easement    CEGB (2)
             ------------------------------------------------------------------
             4 February       Deed of        M Passey & Another (1) CEGB (2)
             1982             Covenant
             ------------------------------------------------------------------
             29 December      Deed of        H G Passey (1)
             1962             Covenant       The Agricultural Mortgage
                                             Corporation Limited (2) CEGB (3)
             ------------------------------------------------------------------
             10 December      Wayleave       Post Office (1) CEA (2)
             1954
             ------------------------------------------------------------------
             27 June 1979     Deed of        E Passey (1) CEGB (2)
                              Covenant
             ------------------------------------------------------------------
             To be            Deed of Grant  National Power PLC (1)
             completed on                    Energis Communications Limited (2)
             the date of
             this Lease
             ------------------------------------------------------------------
             III LEASES
             ------------------------------------------------------------------
             25 January       Lease          CEGB (1) J Aitchison (2)
             1973
             ------------------------------------------------------------------
             30 March 1990    Lease          CEGB (1) Midland Electricity Board
                                             (2)
             ------------------------------------------------------------------
             2 November       Deed of        National Power PLC (1) Midlands
             1990             Confirmation   Electricity PLC (2)
             ------------------------------------------------------------------
             31 March 1990    Lease          National Power PLC (1) The
                                             National Grid Company plc (2)
             ------------------------------------------------------------------
             20 September     Lease          CEGB (1) Severn Trent Water
             1983                            Authority (2)
             ------------------------------------------------------------------
             9 March 1976     Counterpart    National Power PLC (1)
                              Agricultural   A E Shropshire and J K Jones (2)
                              Tenancy
             ------------------------------------------------------------------
             15 April 1996    Grazing        National Power PLC (1)
                              License        M Aitchison (2)
             ------------------------------------------------------------------
             15 April 1996    Grazing        National Power PLC (1)
                              Licence        A Lewis (2)
             ------------------------------------------------------------------
             15 April 1996    Grazing        National Power PLC (1)
                              License        R Lewis (2)
             ------------------------------------------------------------------
             20 December      Deed           National Power PLC (1) J K Jones
             1995                            (2)
             ------------------------------------------------------------------
             26 June 1996     Supplemental   National Power PLC (1) NGC (2)
                              Lease and
                              Deed of
                              Variation
             ------------------------------------------------------------------
             IV TRANSFER SCHEME DOCUMENTS
             ------------------------------------------------------------------
             31 March 1990    Interface      The National Grid Company plc (1)
                              Agreement      National Power PLC (2)
             ------------------------------------------------------------------
             31 March 1990    Deed of Grant  National Power PLC (1) The
                                             National Grid Company plc (2)
             ------------------------------------------------------------------
             30 March 1990    License to     National Power PLC (1) Midlands
                              Retain Assets  Electricity Board (2)
             ------------------------------------------------------------------
             30 March 1990    Interface      National Power PLC (1) Midlands
                              Agreement      Electricity Board (2)
             ------------------------------------------------------------------
             (C) Rugeley B Power Station:
             ------------------------------------------------------------------
             AS TO PART A
             ------------------------------------------------------------------
             21 November      Conveyance     Trustees of Earl of Shrewsbury &
             1923                            Earl Talbot (1) B Neville (2)
             ------------------------------------------------------------------
             16 October       Conveyance     W E Dunnicliffe (1) BEA (2)
             1953
             ------------------------------------------------------------------
             AS TO PART B
             ------------------------------------------------------------------
             7 December       Conveyance     Earl of Shrewsbury (1) BEA (2)
             1953
             ------------------------------------------------------------------
             14 April 1965    Deed of        CEGB (1) NCB (2)
                              Exchange
             ------------------------------------------------------------------
             26 August 1955   The BEA
                              (Langley
                              Common) CPO
                              1954
             ------------------------------------------------------------------
             AS TO PART C
             ------------------------------------------------------------------
             24 December      Conveyance     H Clarke (1) BEA (2)
             1953
             ------------------------------------------------------------------
             14 April 1965    Deed of        CEGB (1) NGC (2)
                              Exchange
             ------------------------------------------------------------------
             22 January       Transfer Deed  CEGB (1) National Coal Board (2)
             1986
             ------------------------------------------------------------------
             26 August 1955   The BEA
                              (Langley
                              Common) CPO
                              1954
             ------------------------------------------------------------------
             AS TO PART D
             ------------------------------------------------------------------
             1953             Examined
                              Abstract of
                              Title and
                              Supplemental
                              Abstract
             ------------------------------------------------------------------
             16 October       Conveyance     H I Meanley (1) BEA (2)
             1953
             ------------------------------------------------------------------
             AS TO PART E
             ------------------------------------------------------------------
             1953             Examined
                              Abstract of
                              Title
             ------------------------------------------------------------------
             4 June 1954      Conveyance     The Shrewsbury & Wem Brewery
                                             Company & Others (1) BEA (2)
             ------------------------------------------------------------------
             14 April 1965    Deed of        CEGB (1) National Coal Board (2)
                              Exchange
             ------------------------------------------------------------------
             22 January       Transfer Deed  CEGB (1) National Coal Board (2)
             1986
             ------------------------------------------------------------------
             AS TO PART F
             ------------------------------------------------------------------
             28 October       Conveyance     A C Caddick (1) BEA (2)
             1954
             ------------------------------------------------------------------
             AS TO PART G
             ------------------------------------------------------------------
             1954             Examined
                              Abstract of
                              Title
             ------------------------------------------------------------------
             6 December       Conveyance     S Craddock (1) BEA (2)
             1954
             ------------------------------------------------------------------
             AS TO PART H
             ------------------------------------------------------------------
             24 June 1946     Conveyance     H C Ridout (1) Rugeley UDC (2)
             ------------------------------------------------------------------
             8 February       Conveyance     Rugeley UDC (1) CEGB (2)
             1963
             ------------------------------------------------------------------
             AS TO PART I
             ------------------------------------------------------------------
             1963             Examined
                              Abstract of
                              Title
             ------------------------------------------------------------------
             22 June 1963     Conveyance     F Smith (1) CEGB (2)
             ------------------------------------------------------------------
             19 January       Transfer Deed  CEGB (1) British Waterways Board
             1981                            (2)
             ------------------------------------------------------------------
             14 February      Transfer Deed  CEGB (1) British Waterways Board
             1983             (2)
             ------------------------------------------------------------------
             20 May 1985      Conveyance     CEGB (1) National Coal Board (2)
             ------------------------------------------------------------------
             7 May 1986       Deed of        CEGB (1) National Coal Board (2)
                              Rectification
             ------------------------------------------------------------------
             AS TO PART J
             ------------------------------------------------------------------
             29 August 1949   Conveyance     W T Punchard (1) S J Taylor (2)
             ------------------------------------------------------------------
             3 November       Conveyance     S J Taylor (1) CEGB (2)
             1964
             ------------------------------------------------------------------
             AS TO PART K
             ------------------------------------------------------------------
             9 April 1956     Conveyance     S J Taylor (1) G A Rutter (2)
             ------------------------------------------------------------------
             15 January       Conveyance     H Bradshaw & E Green (1) CEGB (2)
             1965
             ------------------------------------------------------------------
             AS TO PART L
             ------------------------------------------------------------------
             31 January       Conveyance     CEGB (1) B G Gould (2)
             1966
             ------------------------------------------------------------------
             19 September     Conveyance     CEGB (1) Rugeley UDC (2)
             1972
             ------------------------------------------------------------------
             16 March 1977    Conveyance     CEGB (1) M J Gleeson Ltd (2)
             ------------------------------------------------------------------
             4 November       Conveyance     CEGB (1) ABI Properties Ltd (2)
             1977
             ------------------------------------------------------------------
             30 June 1978     Conveyance     CEGB (1) Impetus Engineering Ltd
                                             (2)
             ------------------------------------------------------------------
             20 December      Conveyance     CEGB (1) Siaco Ltd (2)
             1978
             ------------------------------------------------------------------
             AS TO PART M
             ------------------------------------------------------------------
             2 June 1954      Conveyance     S Johnson (1) A Parker & Sons Ltd
                                             (2)
             ------------------------------------------------------------------
             24 February      Conveyance     A Parker & Sons Ltd (1) CEGB (2)
             1965
             ------------------------------------------------------------------
             19 September     Conveyance     CEGB (1) Rugeley UDC (2)
             1972
             ------------------------------------------------------------------
             AS TO PART N
             ------------------------------------------------------------------
             9 October 1912   Conveyance     H Sharratt (1) Rugeley UDC (2)
             ------------------------------------------------------------------
             6 June 1961      License        NCB (1) Rugeley UDC (2)
             ------------------------------------------------------------------
             13 April 1965    Conveyance     Rugeley UDC (1) CEGB (2)
             ------------------------------------------------------------------
             AS TO PART O
             ------------------------------------------------------------------
             1958             Examined
                              Abstract of
                              Title
             ------------------------------------------------------------------
             14 April 1965    Deed of        CEGB (1) NCB (2)
                              Exchange
             ------------------------------------------------------------------
             AS TO PART P
             ------------------------------------------------------------------
             29 July 1966     Conveyance     Official Custodian for Charities
                                             (1) Stafford County Council (2)
                                             CEGB (3)
             ------------------------------------------------------------------
             AS TO PART Q
             ------------------------------------------------------------------
             30 May 1952      Conveyance     C B Walker (1) National Coal Board
                                             (2)
             ------------------------------------------------------------------
             14 April 1953    Conveyance     R Gates (1) National Coal Board
                                             (2)
             ------------------------------------------------------------------
             23 September     Conveyance     A Parker (1) National Coal Board
             1953                            (2)
             ------------------------------------------------------------------
             18 June 1952     Conveyance     Earl of Shrewsbury (1) National
                                             Coal Board (2)
             ------------------------------------------------------------------
             30 November      Conveyance     F Ridout (1) National Coal Board
             1951                            (2)
             ------------------------------------------------------------------
             31 May 1954      Conveyance     T Swan & Co (1) National Coal
                                             Board (2)
             ------------------------------------------------------------------
             8 April 1952     Conveyance     A Parker (1) National Coal Board
                                             (2)
             ------------------------------------------------------------------
             4 September      Conveyance     A Caddick (1) National Coal Board
             1952                            (2)
             ------------------------------------------------------------------
             24 January       Conveyance     M J Richards (1) National Coal
             1953                            Board (2)
             ------------------------------------------------------------------
             5 July 1957      Conveyance     Official Trustee Charities (1)
                                             National Coal Board (2)
             ------------------------------------------------------------------
             5 August 1966    Conveyance     National Coal Board (1) CEGB (2)
             ------------------------------------------------------------------
             Various          Easements for  Midlands Electricity Board (1)
                              lines and      Various (2)
                              cables
             ------------------------------------------------------------------
             AS TO PART R
             ------------------------------------------------------------------
                              Entries on the
                              registers of
                              title number
                              SF7714
             ------------------------------------------------------------------
             AS TO PART S
             ------------------------------------------------------------------
                              Entries on the
                              registers of
                              title number
                              SF86718
             ------------------------------------------------------------------
             5 April 1976     Conveyance     CEGB (1) British Waterways Board
                                             (2)
             ------------------------------------------------------------------
             II LICENCES
             ------------------------------------------------------------------
             22 July 1947     Equitable      Rugeley UDC (1) Earl of Shrewsbury
                              Easement       and Others (2)
             ------------------------------------------------------------------
             19 January       Pillar of      National Coal Board (1)
             1962             Support        CEGB (2)
                              Agreement
             ------------------------------------------------------------------
             19 June 1970     Agreement for  South Staffordshire Water Works
                              supply of      Company (1) CEGB (2)
                              water to
                              Rugeley B
             ------------------------------------------------------------------
             5 July 1972      Sidings        British Railways Board (1) CEGB
                              Agreement      (2)
             ------------------------------------------------------------------
             20 January                      CEGB (1) Celcon Limited (2)
             1966
             ------------------------------------------------------------------
             27 September     Deed of Grant  British Railways Board (1) CEGB
             1973                            (2)
             ------------------------------------------------------------------
                              Various        Ministry of Transport
                              stopping up
                              orders
             ------------------------------------------------------------------
             8 January 1995   Wayleave       National Power PLC (1) Midlands
                                             Electricity plc (2)
             ------------------------------------------------------------------
             26 June 1994     License        National Power PLC (1) F W Lewis
                                             (2)
             ------------------------------------------------------------------
             10 September     Deed of        S Smith & Others (1) National
             1990             Release        Power PLC (2)
             ------------------------------------------------------------------
             11 July 1995     License        National Power PLC (1) Milk Marque
                                             Lloyd Fraser (Dairy Services)
                                             Limited (2)
             ------------------------------------------------------------------

             ------------------------------------------------------------------
             III LEASES
             ------------------------------------------------------------------
             7 August 1995    Lease          National Power PLC (1) Pozzolanic
                                             Lytag Limited (2)
             ------------------------------------------------------------------
             30 March 1990    Lease          CEGB (1) and Midlands Electricity
                                             Board (2)
             ------------------------------------------------------------------
             31 March 1990    Lease          National Power PLC (1) NGC (2)
             ------------------------------------------------------------------
             2 November       Deed of        National Power PLC (1) Midlands
             1990             Confirmation   Electricity PLC (2)
             ------------------------------------------------------------------
             26 June 1996     Supplemental   National Power PLC (1) NGC (2)
                              Lease
             ------------------------------------------------------------------
             IV THE TRANSFER SCHEME DOCUMENTS
             ------------------------------------------------------------------
             30 March 1990    Interface      CEGB (1) Midlands Electricity
                              Agreement      Board (2)
             ------------------------------------------------------------------
             30 March 1990    License to     Central Electricity Generating
                              Retain Assets  Board (1) Midlands Electricity
                                             Board (2)
             ------------------------------------------------------------------
             31 March 1990    Deed of Grant  National Power PLC (1) The
                                             National Grid Company plc (2)
             ------------------------------------------------------------------
             31 March 1990    Interface      National Grid Company plc (1)
                              Agreement      National Power PLC (2)
             ------------------------------------------------------------------

                                     Fourth Schedule

                   Allocation of rent first reserved to Generating Sets



                  Generating Set                      Rent (pound per annum)

            (A)   West Burton Power Station

                  Generating Set 1                    12,500

                  Generating Set 2                    12,500

                  Generating Set 3                    12,500

                  Generating Set 4                    12,500


            (B)   Ironbridge Power Station

                  Generating Set 1                    12,500

                  Generating Set 2                    12,500


            (C)   Rugeley B Power Station

                  Generating Set 1                    12,500

                  Generating Set 2                    12,500



                                Fifth Schedule

                        Landlord's Fixtures and Fittings


     (A)     West Burton Power Station
             ------------------------------------------------------------------
               QUANTITY       DESCRIPTION
             ==================================================================
               1              Heavy Oil Tanks
             ------------------------------------------------------------------
               1              Coal Handling Plant System
             ------------------------------------------------------------------
               1              Rail Weighbridge
             ------------------------------------------------------------------
               1              Road Weighbridge
             ------------------------------------------------------------------
               1              Ash & Dust Handling Plant System
             ------------------------------------------------------------------
               1              Final Metering Scheme
             ------------------------------------------------------------------
               4              Boiler Structures
             ------------------------------------------------------------------
               4              Boiler-Feedwater Systems
             ------------------------------------------------------------------
               4              Boiler-Combustion Air System
             ------------------------------------------------------------------
               4              Boiler-Gas System
             ------------------------------------------------------------------
               4              Oil & Gas Firing System
             ------------------------------------------------------------------
               4              Coal Firing System
             ------------------------------------------------------------------
               4              Low Nox Bumers
             ------------------------------------------------------------------
               4              Boiler Auxiliary System
             ------------------------------------------------------------------
               1              Boiler Control & Protection Systems
             ------------------------------------------------------------------
               4              HP & IP Turbine plus Auxiliaries
             ------------------------------------------------------------------
               4              LP Turbines plus Auxiliaries
             ------------------------------------------------------------------
               4              Generator plus Auxiliaries
             ------------------------------------------------------------------
               4              Governing Equip & Hydraulic
             ------------------------------------------------------------------
               4              Condenser & Air Extraction
             ------------------------------------------------------------------
               4              Condensate System
             ------------------------------------------------------------------
               4              Taprogge System
             ------------------------------------------------------------------
               4              LP Feed Heating
             ------------------------------------------------------------------
               4              Feedwater Tanks
             ------------------------------------------------------------------
               8              Electric Feed Pump
             ------------------------------------------------------------------
               4              Main Boiler Feed Pump Turbine plus Pump
             ------------------------------------------------------------------
               4              HP Feed System
             ------------------------------------------------------------------
               1              Main & Auxil. CW
             ------------------------------------------------------------------
               1              Water Treatment Plant & associated Water Systems
             ------------------------------------------------------------------
               1              Hydrogen Production Plant (Not Maintained)
             ------------------------------------------------------------------
               1              Auxil, Steam & Condensate
             ------------------------------------------------------------------
               1              Fire Detection & Fire Fighting Equipment
             ------------------------------------------------------------------
               1              Cranes Lifts & Hoists
             ------------------------------------------------------------------
               1              Services Transformer HVLV
             ------------------------------------------------------------------
               1              Air Conditioning System
             ------------------------------------------------------------------
               4              Generator Transformer
             ------------------------------------------------------------------
               1              Station Elect System
             ------------------------------------------------------------------
               4              Unit Elect Systems
             ------------------------------------------------------------------
               1              General Services Water Supply
             ------------------------------------------------------------------
               1              Compressed Air System
             ------------------------------------------------------------------



     (B)     Ironbridge Power Station
             ------------------------------------------------------------------
               QUANTITY       DESCRIPTION
             ==================================================================
               1              Heavy Oil Tank
             ------------------------------------------------------------------
               1              Coal Handling Plant System
             ------------------------------------------------------------------
               2              Weighbridges
             ------------------------------------------------------------------
               4              Rail Coal Weighbridges
             ------------------------------------------------------------------
               1              Rail Coal Sampler
             ------------------------------------------------------------------
               1              Road Coal Sampler
             ------------------------------------------------------------------
               1              Ash & Dust Handling Plant System
             ------------------------------------------------------------------
               1              Final Metering Scheme
             ------------------------------------------------------------------
               2              Boiler Structures
             ------------------------------------------------------------------
               2              Boiler Superheat & Reheat System
             ------------------------------------------------------------------
               2              Boiler Combustion Air System
             ------------------------------------------------------------------
               2              Boiler Gas System
             ------------------------------------------------------------------
               1              S03 Injection Equipment
             ------------------------------------------------------------------
               2              Oil and Gas Firing Systems
             ------------------------------------------------------------------
               2              Coal Firing System
             ------------------------------------------------------------------
               2              Boiler Auxiliary System
             ------------------------------------------------------------------
               2              Sootblower Equipment
             ------------------------------------------------------------------
               1              Low Nox Burner Installation
             ------------------------------------------------------------------
               2              Boiler Control and Protn. System
             ------------------------------------------------------------------
               2              HP and IP Turbines plus Auxiliaries
             ------------------------------------------------------------------
               2              LP Turbines plus Auxiliaries
             ------------------------------------------------------------------
               2              Generator plus Auxiliaries
             ------------------------------------------------------------------
               2              Condensate System
             ------------------------------------------------------------------
               2              LP Feed Heating System
             ------------------------------------------------------------------
               4              Electric Feed Pumps
             ------------------------------------------------------------------
               2              HP Feed System
             ------------------------------------------------------------------
               2              Chemical Dosing
             ------------------------------------------------------------------
               1              Main & Auxil. CW Systems
             ------------------------------------------------------------------
               1              Water Treatment & Associated Water Systems
             ------------------------------------------------------------------
               1              Hydrogen Production Plant
             ------------------------------------------------------------------
               1              Auxil. Steam & Condensate
             ------------------------------------------------------------------
               1              Compressed Air Systems
             ------------------------------------------------------------------
               1              Fire Detection and Fire Fighting Equipment
             ------------------------------------------------------------------
               1              Cranes Lifts & Hoists
             ------------------------------------------------------------------
               1              Services Transformer (HV/LV)
             ------------------------------------------------------------------
               1              Services Switchboard
             ------------------------------------------------------------------
               1              Stn. elect. System
             ------------------------------------------------------------------
               2              Unit Elect. System
             ------------------------------------------------------------------
               2              Generator Transformers
             ------------------------------------------------------------------
               2              Turbine Governing Equipment
             ------------------------------------------------------------------
               1              General Services Water Supply
             ------------------------------------------------------------------
               2              Condenser & Air Extraction Systems
             ------------------------------------------------------------------



     (C)     Rugeley B Power Station
             ------------------------------------------------------------------
               QUANTITY       DESCRIPTION
             ==================================================================
               1              Heavy Oil Tanks
             ------------------------------------------------------------------
               1              Coal Handling Plant System
             ------------------------------------------------------------------
               4              Rail Coal Weighbridges
             ------------------------------------------------------------------
               2              Road Weighbridge
             ------------------------------------------------------------------
               1              Ash & Dust Handling Plant System
             ------------------------------------------------------------------
               1              Final Metering Scheme
             ------------------------------------------------------------------
               2              Boiler Structures
             ------------------------------------------------------------------
               2              Boiler Superheat & Reheat Steam Systems
             ------------------------------------------------------------------
               2              Attemporator Spray Feedwater Systems
             ------------------------------------------------------------------
               2              Boiler Combustion Air System
             ------------------------------------------------------------------
               2              Boiler Gas System
             ------------------------------------------------------------------
               2              Oil and Gas Firing Systems
             ------------------------------------------------------------------
               2              Coal Firing System
             ------------------------------------------------------------------
               2              Boiler Auxiliary System
             ------------------------------------------------------------------
               2              Sootblower Equipment
             ------------------------------------------------------------------
               2              Boiler Control and Protn. System
             ------------------------------------------------------------------
               2              HP & IP Turbine plus Auxiliaries
             ------------------------------------------------------------------
               2              LP Turbines plus Auxiliaries
             ------------------------------------------------------------------
               2              Generator plus Auxiliaries
             ------------------------------------------------------------------
               2              Turbine Governing Equipment
             ------------------------------------------------------------------
               2              Condenser & Air Extraction System
             ------------------------------------------------------------------
               2              LP Feed Heating
             ------------------------------------------------------------------
               4              Electric Feed Pumps
             ------------------------------------------------------------------
               2              HP Feed System
             ------------------------------------------------------------------
               1              Main & Auxil. CW (incl. Chlorination Plant)
             ------------------------------------------------------------------
               1              Water Treatment Plant & Associated Water Systems
             ------------------------------------------------------------------
               1              Acid Dosing Plant
             ------------------------------------------------------------------
               1              Sodium Hyperchlorite Plant
             ------------------------------------------------------------------
               1              General Services Water Supply
             ------------------------------------------------------------------
               1              Hydrogen Generation Plant
             ------------------------------------------------------------------
               1              Auxil. Steam & Condensate System
             ------------------------------------------------------------------
               1              Compressed Air Systems
             ------------------------------------------------------------------
               1              Fire Detection and Fire Fighting Equipment
             ------------------------------------------------------------------
               1              Cranes Lifts & Hoists
             ------------------------------------------------------------------
               1              Services Transformer (HV/LV)
             ------------------------------------------------------------------
               1              Pollution Monitoring Equipment
             ------------------------------------------------------------------
               1              Station Elect.  System
             ------------------------------------------------------------------
               2              Unit Elect.  Systems
             ------------------------------------------------------------------
               2              Generator Transformers
             ------------------------------------------------------------------


                                SIXTH SCHEDULE

                                  GUARANTEE

               1    The Guarantor covenants with the Landlord as principal

                    debtor that throughout the Term or until the Tenant is

                    released from its covenants pursuant to the 1995 Act:

               1.1  The Tenant will pay the Premium and the rents reserved by and perform its obligations contained in this Lease on the days and in the manner provided for in this Lease;

               1.2  The Guarantor will indemnify on an  after-tax basis the

                    Landlord on demand against all losses damages costs and

                    expenses properly arising from any default of the Tenant

                    in paying the Premium and the rents and performing its

                    obligations under this Lease;

               2    The liability of the Guarantor shall not be affected by:

               2.1  Any time given to the Tenant or any failure by the

                    Landlord to enforce compliance with the Tenant's covenants and obligations;

               2.2  The Landlord's refusal to accept rent or any part of the

                    Premium at a time when it would or might have been

                    entitled to re-enter the Demised Premises;

               2.3  Any variation of the terms of this Lease;

               2.4  Any change in the constitution structure or powers of the

                    Guarantor the Tenant or the Landlord or the administration liquidation or bankruptcy of the Tenant or Guarantor;

               2.5  Any act which is beyond the powers of the Tenant;

               2.6  The surrender of part of the Demised Premises;

               2.7  The transfer of the reversion expectant on the Term;

               2.8  Any other act or thing by which  (but for this provision)

                    the Guarantor would have been released;

               3    Where two or more persons have guaranteed obligations of

                    the Tenant the release of one or more of them shall not

                    release the others;

               4    The  Guarantor shall not be entitled to participate in any security held by the Landlord in respect of the Tenant's

                    obligations or stand in the Landlord's place in respect of such security.


                                 SEVENTH SCHEDULE

                                    QUOTA RIGHT

                                       PART A

                                AUTHORISATIONS QUOTA

               Sulphur dioxide (kilotonnes)


               For the period from the       27.9 per month (and pro rata for
               date hereof to 31             part months)
               December 1996

               1997                          315

               1998                          287

               1999                          233

               2000                          233

               2001                          103

               2002                          103

               2003                          103

               2004                          103

               2005                          75


                                       PART B

                                   UK PLAN OUOTA

               Sulphur dioxide (kilotonnes)


               1996 27.9 for each month by which the date of this Lease falls before 31 December 1996 (and pro rata for part months)

               1997                          315

               1998                          287

               1999                          233

               2000                          233

               2001                          103

               2002                          103

               2003                          103


               Oxides of nitrogen (kilotonnes)

               1996 8.2 for each month by which the date of this Lease falls before 31 December 1996 (and pro rata for part months)

               1997                          89

               1998                          85



                                  EIGHTH SCHEDULE

                                      PREMIUM


                 1   DEFINITIONS

                     In this Schedule and the Ninth  Schedule the following

                     expressions have the following meanings:

               1.1   AGGREGATE GENERATING OUTPUT means in  respect of any

                     Measurement Period the aggregate  (expressed in MWh) of

                     the values produced by the following calculation for each

                     Generating Unit at each  Power Station  in  respect of

                     each  Settlement  Period during that Measurement Period:

                     (a)   if the Genset  Metered Generation for a Generating

                           Unit for any such half hour period  is greater than

                           zero, the higher of the Genset Metered Generation

                           for that Generating Unit and  the Genset  Revised

                           Unconstrained Generation  for that Generating Unit

                           for that half hour period; and

                     (b)   if the Genset Metered Generation  for a Generating

                           Unit for any such half hour period is zero, zero;

                     provided that  it shall  be treated  as zero  for any

                     Measurement Period ending on  or prior to Completion and

                     when Completion falls within a Measurement  Period shall

                     be the aggregate of such values for the  period commencing with  Completion and ending  at the end of that

                     Measurement Period;

               1.2   BASE  OUTPUT  means  in  respect  of  any Measurement

                     Period  the generating  amount specified  in the  Eleventh

                     Schedule for  that Measurement Period;

               1.3   COMPLETION means the date of the grant of this Lease;

               1.4   ELECTRICITY  ARBITRATION  ASSOCIATION  means  the

                     unincorporated members' club of  that name formed  to

                     promote  the efficient  and economic  operation  of  the

                     procedure   for  the  resolution  of disputes within the

                     electricity industry by means  of arbitration or otherwise in accordance with its arbitration rules;

               1.5   EXPERT shall  bear the  meaning given  to it  in paragraph

                     2.7  of this Schedule;

               1.6   GENERATING UNIT means all Generating  Units registered

                     with Energy Settlement  Information Services Limited  (or

                     any  successor body) whether Main Generating Unit

                     Auxiliary Generating Unit  Centrally Despatched Generating

                     Unit or Non-Centrally Despatched  Generating Unit as each

                     such term is  defined in the Pooling  and Settlement

                     Agreement  and  any  other  unit  capable  of  the

                     generation  of electricity installed at any of the Power

                     Stations;

               1.7   GENSET METERED  GENERATION shall bear  the same meaning

                     as in the Pooling and  Settlement Agreement as in force at the date of this Lease  subject  to  the  provisions  of

                     paragraph  2.7   of  this Schedule;

               1.8   GENSET  REVISED  UNCONSTRAINED  GENERATION  shall  bear

                     the  same meaning as in the Pooling and Settlement

                     Agreement as in  force at the date of  this Lease subject

                     to the provisions of paragraph 2.7 of this Schedule;

               1.9   INDEX EXPERT shall bear  the meaning given to it in

                     paragraph 3 of this Schedule;

               1.10  INDEX  VALUE means  in  respect  of  any  Measurement

                     Period  the quotient of (a) the  arithmetic mean of the

                     monthly  values of the Retail Prices Index for the  twelve months up to and including the RPI Reference Month

                     immediately prior to such  Measurement Period divided  by

                     (b) the arithmetic  mean of the  monthly values of the

                     Retail Prices  Index for  the twelve  months up  to and

                     including June 1995 such quotient  being calculated  to

                     five decimal  places without  rounding and  then rounded

                     to the  fourth decimal  place (and a  figure of five  or

                     more in  the fifth decimal place  shall cause a  rounding

                     up of the figure in  the fourth decimal place to the next

                     nearest whole number);

               1.11  LIBOR means  in relation to  any particular day  and any specified period  the rate  per  centum per  annum

                     expressed as  a fraction which is the  arithmetic mean

                     (rounded if necessary to the nearest whole multiple of one sixteenth of  one per centum, with  any odd thirty-second

                     being  rounded upwards)  of the  offered quotations

                     (expressed  as  percentages)  for  deposits   in  sterling

                     for  a specified period  which appear on the  Reuters

                     display screen page entitled LIBP (or such  other page as

                     may  replace that page  from time to time  in that system)

                     at  or about 11.00 a.m.  London time on  that  day

                     excluding,  if  there  are  more  than  three  such

                     quotations, the highest and lowest of them  (or, if there

                     are more than one  highest  or lowest  quotations,

                     excluding only  one  of them) or, if  that page is not

                     available, or if fewer  than three quotations  are

                     available at that time on that page, the arithmetic mean

                     (rounded if necessary to the nearest whole multiple of one sixteenth  of one per centum, with any odd thirty-second

                     being rounded upwards)  of the respective rates notified

                     to the Landlord and the Tenant by any three United Kingdom clearing banks selected by agreement between the Landlord

                     and Tenant and in default of agreement by the President of the Law Society for the time being as the rate at which

                     each such bank is offered deposits for the specified

                     period for a sterling amount of pound 25 million by prime

                     banks in the London Interbank Market at or about 11.00 a.m.

                     London time on that day;

               1.12  MEASUREMENT PERIOD means a calendar month provided that the first Measurement Period shall be June 1996 and that

                     the last Measurement Period shall be the calendar month

                     ending 31 March 2003 or (if the Term shall determine

                     earlier) the calendar month or part calendar month ending

                     on the date of determination of the Term;

               1.13  MWH means a megawatt-hour of electricity;

               1.14  PAYMENT DATE means the dates so described in paragraph 4.1 of this Schedule;

               1.15  POOLING  AND SETTLEMENT  AGREEMENT  means  the agreement of that title  originally dated  30  March  1990 as

                     subsequently  amended which  sets out the rules and

                     procedures for the operation of the electricity trading

                     pool and for  the operation of the  settlement system;

              1.16   POWER STATIONS means the power stations land and buildings at the Demised Premises  other than  those parts  of such

                     power stations and buildings in respect of  which National

                     Power PLC has granted a lease or sub-lease to The National

                     Grid Company p.l.c  or to Midlands Electricity p.l.c.(such leases or sub-leases  being indicated with an asterisk in

                     the list of documents  contained in the Third Schedule);

              1.17   RETAIL PRICES  INDEX means the  retail prices index  for

                     all items as published from time to  time by the Central

                     Statistical Office of the Chancellor of the Exchequer or

                     such other index as may be substituted pursuant to

                     paragraph 3 of this Schedule;

              1.18   RPI REFERENCE MONTH means in respect of any Measurement

                     Period a month  falling more  than three  months prior to

                     commencement of that Measurement Period being whichever is the latest to occur of March June September or December;

              1.19   SETTLEMENT PERIOD shall bear the same meaning as in the

                     Pooling and Settlement Agreement as in force at the date

                     of this Lease subject to the provisions of paragraph 2.7

                     of this Schedule.

                 2   CALCULATION AND PAYMENT OF PREMIUM

               2.1   The Tenant shall comply in  each Measurement Period with

                     the data requirements set out in  the Ninth Schedule in

                     order to enable the calculation under this Schedule to be

                     made;

               2.2   The Tenant shall  within twenty-four days  of the  expiry

                     of  each Measurement  Period certify  in the  form

                     specified  in  the Tenth Schedule to  the Landlord the

                     Aggregate Generating Output  during that Measurement

                     Period;

               2.3   The  Landlord  may  within  ten  days  of receipt  by  it

                     of  a certificate from the Tenant  pursuant to paragraph

                     2.2  notify the Tenant that  it  objects  to  any  matter

                     set  out  in  the  said certificate and  shall at  such

                     time  specify the  reason for  its objection.  In such

                     circumstances  the parties shall meet  within seven days

                     of  the  receipt  by  the  Tenant  of  the  Landlord's

                     objection with  a view to  resolving the objection  in

                     good faith. If  the parties  are  unable so  to  resolve

                     the  objection either party  may  refer  the  matter  to

                     arbitration  pursuant  to  the arbitration rules  of the

                     Electricity Arbitration  Association in force from time

                     to time.   Notwithstanding any  such referral to the

                     extent that  any amount  of  any payment in respect of the

                     Premium  is not in dispute between the parties it shall be payable on the date specified herein for  payment as if

                     there had been no referral;

               2.4   Any payment  of Premium hereunder  shall be paid  by CHAPS payment for  value  same  day  to  such  account  as  the

                     Landlord  shall designate on the day for payment thereof;

               2.5   Disputed sums shall  be payable within seven days of

                     resolution of the relevant dispute in accordance with

                     paragraph 2.3  together with interest thereon at the

                     Prescribed Rate from the date on which the same was

                     originally expressed to be due for payment until payment

                     thereof is received;

               2.6   Each  party may at any time within  six years of the

                     expiry of the relevant Measurement Period  seek the

                     adjustment of  any error in any certificate referred to in paragraph 2.2 by giving  notice to the other party of the

                     error in question and  the  adjustment sought as soon as

                     reasonably  practicable after the day the first party

                     becomes aware  of the  error in  question. If the parties

                     agree  upon  the   adjustment  then  the  Tenant  shall

                     make  an additional payment of Premium or (as the case may

                     be) the Landlord shall reimburse Premium received  by it

                     to the  extent so agreed. If the  parties shall  have

                     failed  to  agree upon  what adjustment (if any) shall be

                     required  in respect  of such error within 30 days of the

                     date of the first party's notice the matter shall upon the written application of either party be referred to

                     arbitration pursuant to the arbitration rules of the

                     Electricity Arbitration Association in force from time to

                     time;

               2.7   If after the date of this Lease the Pooling and Settlement

                     Agreement shall be amended or any Generating Unit not be

                     subject to the terms of the Pooling and Settlement

                     Agreement, the Landlord may by notice to the Tenant (i)

                     substitute revised definitions for Genset Metered

                     Generation and/or Genset Revised Unconstrained Generation

                     and/or Settlement Period and/or (ii) make such other

                     amendments to  this Lease as  is (in either  such

                     case) necessary to ensure that the parties are in (as far

                     as practicable) the same position following such

                     substitution or amendment(s) as they were prior to the

                     substitution or amendment(s) being made. If the Tenant does not  agree to  a definition substituted by the Landlord or

                     (as the case may be) any other such amendment to this Lease then it shall notify  the Landlord  of  the  same within

                     seven  days of  receipt  by  it of notification of such

                     substituted definition  or amendment by the Landlord in

                     which event the parties shall meet in good faith with a

                     view to agreeing an appropriate definition or (as the case may be) amendment. If the parties have not agreed an

                     appropriate definition or amendment within twenty-one days of the notification referred to  above then the matter

                     shall be referred for resolution to such independent

                     consultant  as the Landlord and the Tenant shall  agree or

                     (in  default of  agreement within  such twenty-one days)

                     such  independent  consultant  as  shall be appointed at

                     the request  of either party by the  President of the

                     Electricity  Arbitration Association  (such independent

                     consultant being referred to in this  paragraph 2.7 as the

                     Expert). The Expert shall act as an expert and not as an

                     arbitrator. The function of the Expert shall be to decide

                     what amendments  (if any) to this Lease are necessary in

                     order  to  reflect the commercial agreement the parties

                     intended to reflect herein.

                 3   CHANGES IN INDEX

                     If  the retail prices index  for all items  as published

                     from time to time by the Central Statistical Office of the

                     Chancellor of the Exchequer ceases to be published or there is a material change in the basis of the index or if at any relevant time there is a delay in the publication of the

                     index the Landlord may by notice to the Tenant (i)

                     substitute such other index  and/or (ii) make such other

                     amendments to this Lease as is (in either such case)

                     necessary to ensure that the parties are in (as far  as is practicable) the same position following such substitution or amendment(s) as they were prior to the substitution or

                     amendment(s) being made. If the Tenant does not agree to

                     the index substituted by the Landlord or (as the case may

                     be) any other such amendment to this Lease then it shall

                     notify  the Landlord of the same within seven days of

                     receipt by  it  of notification of such substituted index

                     or  amendment by the Landlord in which event the parties

                     shall  meet in good faith with a view to  agreeing an

                     appropriate index  or (as the case  may be) amendment.

                     If the parties  have not agreed  an appropriate index

                     or  amendment within twenty-one days of  the notification

                     from the Tenant referred to  above then the  matter shall

                     be referred  for resolution to such  independent consultant as the Landlord and the Tenant shall agree or  (in default of agreement within  twenty-one days of the notification

                     from  the Tenant referred to  above) such independent

                     consultant  as shall  be appointed  at the request  of

                     either party by the President of the Electricity

                     Arbitration Association (such independent consultant being referred  to  in this paragraph  3 as the INDEX EXPERT).

                     The Index Expert shall act as an expert  and not as an

                     arbitrator.  The function of  the Index Expert  shall  be

                     to  decide  on an  appropriate  substitute index and/or

                     appropriate  amendments to this  Lease as  is or  are

                     necessary  in order  to reflect the  commercial agreement

                     that the parties intended to reflect herein.

                 4   THE PREMIUM

               4.1   The Premium shall be pound 1650 million as adjusted

                     pursuant to the following provisions of this Schedule. It

                     shall be paid as to pound 325 million on the grant of this

                     Lease and the  remainder by ten installments (the PREMIUM

                     INSTALLMENTS) as follows:


                     YEAR (i)      DATE FOR PAYMENT AMOUNT OF PAYMENT (Pi)

                     1             31 March 1997    pound 120,905,066

                     2             31 March 1998    pound 132,383,416

                     3             31 March 1999    pound 130,487,945

                     4             31 March 2000    pound 185,784,697

                     5             31 March 2001    pound 189,933,907

                     6             31 March 2002    pound 194,581,594

                     7             31 March 2003    pound 199,391,949

                     8             31 March 2004    pound 57,142,857

                     9             31 March 2005    pound 57,142,857

                     10            31 March 2006    pound 57,142,857


                     Notwithstanding these scheduled payment dates the proviso

                     to clause  3.2 shall apply  so that  in any  of the

                     circumstances of  that proviso  (a FORFEITURE EVENT)  all

                     unpaid Premium installments  shall become due and payable

                     as there described. In such circumstances the provisions of paragraph 4.2 shall not apply to any Premium Instalment

                     unpaid.

               4.2   In this paragraph 4.2:

                        Ar is the Aggregate Generating Output for the rth Measurement Period;

                        Rr is the Index Value for the rth Measurement Period;
                        and

                        Br is the Base Output for the rth Measurement Period;
                        and


                  Q = pound 400m x (1 +L1) M1/12 x (1 + L2) M2/12 x (1 + L3)
                  M3/12 - pound 400M



            M1 = number of months after Completion but before 31 March 1997 (if any);

            M2 = lower of 12 and the number of months after Completion but before 31 March 1998 (if any);

            M3 = lower of 12 and the number of months after Completion but before 31 March 1999 (if any);

            for this purpose "number" can include a fraction which is the number of days from Completion to the end of the calendar month in which Completion occurs divided by the total number of days in that calendar month


            Lj = the lower of:-

                        (i)   0.87 x (LlBj + 0.01); and

                        (ii)  0.07

            LlBj is LIBOR for the 12 month interest period beginning with time
            (j)

            time (1) is the later of 31 May 1996 and Completion but is 31 March 1997 if Completion falls after that date;

            time (2) is the later of 1 April 1997 and Completion but is 31 March 1998 if Completion falls after that date;

            time (3) is the later of 1 April 1998  and Completion

            time (4), time (5), time (6)...., and time (12) are 1 April 1999,
            2000, 2001..... and 2007 respectively

            Tp is the Target Output for the pth measurement year as set out below:

                  Year ending

                  31 March 1997     T1    =     31,120,000

                  31  March 1998    T2    =     27,700,000

                  31  March 1999    T3    =     26,240,000

                  31  March 2000    T4    =     24,920,000

                  31  March 2001    T5    =     24,920,000

                  31  March 2002    T6    =     25,190,000

                  31  March 2003    T7    =     23,960,000



            Tp/=Tp if the sum of the Ar for each Measurement Period in the pth year ("sigma/p Ar") is less than Tp; and


                  =Tp + 0.1 x [sigmapAr-Tp] otherwise.

             4.2.1   Subject to  paragraph 4.3 below,  the first Premium

                     Instalment shall be increased  by the following amount (if positive) and decreased by it (if negative):


                  pound 6 x 10/sigma/r = 1 {Ar x  Rr-Br x (1.035) r/12}


             4.2.2   Subject to paragraph 4.3  below, the second Premium

                     Instalment  shall be increased by the following amount

                     (if positive) and  decreased by it (if negative):



                  pound 6 x 22/sigma/r = 11 {Ar x Rr - Br x (1.035) r/12}


             4.2.3   Subject to  paragraph 4.3 below,  the third Premium

                     Instalment shall be increased by  the following amount (if positive) and decreased by it (if negative):


                  pound 6 x 34/sigma/r =23 {Ar x Rr - Br x (1.035) r/12}



             4.2.4   Subject to paragraph 4.4  below, the fourth Premium

                     Instalment  shall be increased by the following amount (if positive) and decreased  by it (if negative):


                  pound 6 x  46/sigma/4 = 35 {Ar x Rr  - Br x (1.035) r/12} +
                  1/7Q + L4 x (Q + pound 400m)


             4.2.5   Subject to  paragraph 4.4 below,  the fifth Premium

                     Instalment shall be increased by the following amount (if

                     positive) and decreased  by it (if negative):


                  pound 6 x 58/sigma/4 = 47 {Ar x  Rr - Br x (1.035) r/12} +
                  1/7Q + L5  x (6/7) x (Q + pound 400m)


             4.2.6   Subject to  paragraph 4.4 below,  the sixth Premium

                     Instalment shall be increased by the following amount  (if positive) and decreased by it (if negative):


                  pound 6 x 70/sigma/r = 59 {Ar x  Rr - Br x (1.035) r/12} +
                  1/7Q + L6  x (5/7) x (Q + pound 400m)


             4.2.7   Subject to  paragraph 4.4 below, the seventh Premium

                     Instalment shall be increased  by the following amount (if positive) and decreased by it (if negative):


                  pound 6 x 82/sigma/r = 71 {Ar x  Rr - Br x (1.035) r/12} +
                  1/7Q + L7  x (4/7) x (Q + pound 400m)


             4.2.8   The eighth Premium Instalment  shall be increased by

                  + 1/7 Q +  L8 x 3/7 x (Q + pound 400m)

             4.2.9   The ninth Premium Instalment shall be increased by

                  + 1/7  Q + L9 x 2/7 x (Q + pound 400m)

             4.2.10  The tenth  Premium Instalment shall be increased by

                  + 1/7 Q + L10 x 1/7 x (Q + pound 400m)

               4.3   Any increase  of a Premium Instalment pursuant to clauses

                  4.2.1 to 4.2.3 above shall be limited to


                  pound 6 x [(1.06)p x Tp - sigma/p {(1.035) r/12 x Br}]


                  Where p is the number of the Premium Instalment and sigma/p refers to the summation for r over the range specified in the relevant paragraph above.

               4.4   Any increase  of a Premium Instalment pursuant to clauses

                     4.2.4 to 4.2.7 above shall be limited to:-

                  pound 6 x [(1.06)p x Tp - sigma/p {(1.035) r/12 x Br}]

                  + 1/7Q + Lp x 11-p/7 x (Q + pound 400m)

                  Where p is the number of the Premium Instalment and sigma/p, refers to the summation for r over the range specified in the relevant paragraph above.

               4.5   If after  the end  of year  7 (years  1-10 as  defined in

                     4.1 above  by reference to  the last date in the year)  an event occurs as a result of which,  pursuant to  the

                     proviso  to clause  3.2  any amount  of Premium becomes

                     payable earlier than  the date set  out in 4.1  above,

                     then, in addition to any Premium so becoming payable,

                     there shall be payable  the following additional amounts

                     of Premium:

                              (i)   if the event occurs in year 8, 317 x Q

                              (ii)  if the event occurs in year 9, 2/7 x Q

                              (iii) if the event occurs in year 10, 1/7 x Q

               4.6   On  the date specified  above for the payment  of any

                     Premium Instalment the Tenant  shall make payment to the

                     Landlord of an amount which is the Tenant's best estimate

                     of the amount of the Premium  Instalment payable  on that

                     date.

                     The Tenant  shall provide  written details  of its

                     calculations to  the Landlord at the time it makes the

                     payment.

                     42  days after  that date  one  party shall  make to  the

                     other such  a payment as is necessary to ensure  that the

                     net receipt of the  Landlord is the amount of the relevant

                     Premium Instalment.

                 5   VALUE ADDED TAX

               5.1   The Landlord  will use reasonable endeavours to make a

                     valid election to waive the  exemption from tax  under

                     paragraph 2  of Schedule 10  to the Value Added Tax  Act

                     1994 in good  time prior to Completion  in relation to the

                     Demised Premises and the Landlord  will not revoke such

                     election prior to or on Completion.

               5.2   In the event that the Landlord makes such election prior

                     to Completion:

                  5.2.1 the Landlord  shall  provide the  Tenant  and the

                        Guarantor  with copies of the election and

                        notification of the election to waive exemption and of

                        any acknowledgement received from H.M. Customs and

                        Excise;

                  5.2.2 the Landlord shall on Completion issue the Tenant with an invoice for Value Added Tax purposes in  respect of

                        pound l,650 million plus Value Added Tax;

                  5.2.3 the Tenant shall pay to the Landlord the amount in

                        respect of Value Added Tax included in the invoice

                        issued pursuant to paragraph 5.2.2 two days before

                        the date the Landlord is obliged to account for the

                        Value Added Tax to H.M. Customs  & Excise (the VALUE

                        ADDED TAX PAYMENT DATE);

                  5.2.4 the Tenant shall also pay to the Landlord on the Value

                        Added Tax Payment Date an additional sum equal to

                        half of  the interest accrued on an amount equal to

                        the payment required to be made under paragraph

                        5.2.3  above at the London Interbank Offer Rate as

                        determined from time to time by Barclays  Bank PLC in

                        respect of one-month sterling deposits from the

                        business day following  the date on which  the Tenant

                        or any  company in the Tenant's Value Added Tax group

                        obtains any credit for or repayment of input tax by

                        reference to the Value Added Tax invoice referred

                        to in paragraph 5.2.2 to the date on which the

                        Tenant or the relevant company in the Tenant's Value

                        Added Tax group is liable to make payment to the

                        Landlord under paragraph 5.2.3;

               5.3   In  the event that the Landlord has failed to make a

                     valid election to waive exemption in relation to the

                     Demised Premises before the date falling seven days before

                     Completion, it shall notify the Tenant and the Guarantor of that failure and it is agreed in such circumstances that

                     the parties shall meet forthwith (and in any event within

                     four days of Completion) in order to agree how the lease

                     payments should be treated for the purposes of Value Added

                     Tax.

               5.4   Where the election to waive exemption has been made and

                     the Landlord has issued an invoice for Value Added Tax

                     purposes which encompasses or is in respect of a Premium

                     Instalment that was not at the time due and payable and

                     subsequently on the date (a PREMIUM INSTALMENT DATE) on

                     which the Premium Instalment is payable in accordance with paragraph 4 that Premium Instalment has been adjusted in

                     accordance with the provision in paragraph 4.2 then:

                  5.4.1 when it has been reduced the Landlord shall on the

                        Premium Instalment Date issue a credit invoice for the

                        purposes of Value Added Tax to the Tenant and the

                        Landlord shall pay to the Tenant the amount of the Value

                        Added Tax attributable to the reduction two days before

                        the date on which the Tenant is next required to account

                        for Value Added Tax to HM Customs & Excise; and

                  5.4.2 when it has been increased the Landlord shall on the

                        Premium Instalment Date issue an invoice for the

                        purposes of Value Added Tax in respect of the amount of

                        the increase, and in addition the Tenant shall pay an

                        amount in respect of Value Added Tax attributable to

                        that increase to the Landlord two days before the

                        date on which the Landlord would be obliged to account

                        for the Value Added Tax to HM Customs & Excise.

               5.5   Subject to the provisions in paragraph 5.4, to the extent

                     that the Landlord invoices the Tenant in respect of any

                     Value Added Tax which is not property chargeable and the

                     Tenant pays an amount in respect of that Value Added Tax

                     to the  Landlord, then the Landlord shall repay to the

                     Tenant that amount and provide to the Tenant an appropriate credit invoice for the purposes of Value Added Tax.

               5.6   If the Landlord makes an election to waive exemption after

                     Completion then the provisions of paragraphs 5.4 and 5.5

                     above shall apply so far as legally permissible.



                                            NINTH SCHEDULE

                                           DATA REQUIREMENTS

                 1   The Tenant shall either:

               1.1   transmit to the Landlord electronically files (of agreed

                     format) containing complete correct and accurate

                     half-hourly integrated metered data in relation to each

                     Settlement Period derived by the Tenant from every meter

                     related to the Generating Unit that is registered in the

                     Settlement System; or

               1.2   permit the Landlord to obtain this data by means of remote dial-up.

                 2   The Tenant shall transmit electronically to the Landlord

                     all final and Disputed Final files as received from the

                     Central Data Collection System (CDCS) related to the Power

                     Stations in the format as received from Energy Settlement

                     Information Services Limited (or any successor body).

                 3   The Tenant shall transmit electronically to the Landlord

                     files in a format to be agreed by the Tenant and the

                     Landlord containing Genset Metered Generation Genset

                     Revised Unconstrained Generation and Aggregate Generating

                     Output by Generating Unit for each Settlement Period as

                     derived from Final or Disputed Final Settlement Runs (as

                     provided for in the Pooling and Settlement Agreement).

                 4   The Tenant shall as soon as reasonably practicable notify

                     the Landlord of any change to the configuration of the

                     Power Stations and their representation in the Settlement

                     System and shall provide the Landlord with all information the Landlord may reasonably require relating to such

                     changes.

                 5   If the Landlord considers that the information provided

                     under the above provisions of this Ninth Schedule does not permit it accurately to verify the calculation of the

                     Premium payable under the Eighth Schedule the matter shall be  referred to such independent consultant as the Landlord and the Tenant shall agree or (in default of agreement

                     within one month of the Landlord notifying the

                     applicability of this paragraph 5) such independent

                     consultant as shall be appointed at  the request of

                     the Landlord by the President of the Electricity

                     Arbitration Association (such independent consultant being referred to in this paragraph 5 as the DATA EXPERT).  The

                     Tenant shall give the Data Expert full access to all books and records relating to the Power Stations so as to enable the  Data  Expert to  form  a  view  as  to the  correct

                     calculation of the Premium payable under the Eighth

                     Schedule.  In doing so the Data Expert shall act as an

                     expert and not  as an  arbitrator. The statement produced

                     by the Data Expert  shall be treated as an agreed

                     adjustment under paragraph 2.6 of the Eighth Schedule.

                 6   Defined  terms  in this  Ninth Schedule  not  otherwise

                     defined in this Lease shall have the meanings attributed to them in the Pooling and Settlement Agreement.



                                            TENTH SCHEDULE

                                     SPECIFIED FORM OF CERTIFICATE

            CERTIFICATE OF AGGREGATE GENERATING OUTPUT FOR THE GENERATING UNITS AT WEST BURTON, IRONBRIDGE AND RUGELEY B POWER STATIONS

            FOR MEASUREMENT PERIOD: (STATE CALENDAR MONTH)


            For Power Station: West Burton

            -------------------------------------------------------------------
            Generating Unit                   Aggregate Generating Output (MWh)
            -------------------------------------------------------------------
            West Burton Unit 1
            -------------------------------------------------------------------
            West Burton Unit 2
            -------------------------------------------------------------------
            West Burton Unit 3
            -------------------------------------------------------------------
            West Burton Unit 4
            -------------------------------------------------------------------
            West Burton Gas Turbine 1
            -------------------------------------------------------------------
            West Burton Gas Turbine 2
            -------------------------------------------------------------------
            West Burton Gas Turbine 3
            -------------------------------------------------------------------
            Wet Burton Gas Turbine 4
            -------------------------------------------------------------------
            Total For West Burton
            -------------------------------------------------------------------

            For Power Station: Ironbridge

            -------------------------------------------------------------------
            Generating Unit                   Aggregate Generating Output (MWh)
            -------------------------------------------------------------------
            Ironbridge Unit 1
            -------------------------------------------------------------------
            Ironbridge Unit 2
            -------------------------------------------------------------------
            Ironbridge Gas Turbine 1
            -------------------------------------------------------------------
            Ironbridge Gas Turbine 2
            -------------------------------------------------------------------
            Total For Ironbridge
            -------------------------------------------------------------------

            For Power Station: Rugeley B

            -------------------------------------------------------------------
            Generating Unit                   Aggregate Generating Output (MWh)
            -------------------------------------------------------------------
            Rugeley Unit 6
            -------------------------------------------------------------------
            Rugeley Unit 7
            -------------------------------------------------------------------
            Rugeley Gas Turbine 6
            -------------------------------------------------------------------
            Rugeley Gas Turbine 7
            -------------------------------------------------------------------
            Total For Rugeley
            -------------------------------------------------------------------



            -------------------------------------------------------------------
            Total Aggregate Generating Output (MWh)
            -------------------------------------------------------------------


                                           Eleventh Schedule

                                              Base Output


                      Measurement Period        Generating Amount:

            Year      Calendar Month

            1996      June                      190,000

                      July                      1,300,000

                      August                    1,100,000

                      September                 1,550,000

                      October                   2,400,000

                      November                  2,350,000

                      December                  2,350,000


            1997      January                   2,600,000

                      February                  2,350,000

                      March                     2,300,000

                      April                     1,800,000

                      May                       1,300,000

                      June                      1,200,000

                      July                      1,200,000

                      August                    1,100,000

                      September                 1,400,000

                      October                   1,950,000

                      November                  1,900,000

                      December                  2,200,000


            1998      January                   2,450,000

                      February                  2,200,000

                      March                     2,300,000

                      April                     1,750,000

                      May                       1,200,000

                      June                      1,150,000

                      July                      1,150,000

                      August                    1,050,000

                      September                 1,350,000

                      October                   1,850,000

                      November                  1,800,000

                      December                  2,100,000


            1999      January                   2,350,000

                      February                  2,100,000

                      March                     2,150,000

                      April                     1,650,000

                      May                       1,150,000

                      June                      1,100,000

                      July                      1,100,000

                      August                    1,000,000

                      September                 1,300,000

                      October                   1,750,000

                      November                  1,700,000

                      December                  2,000,000


            2000      January                   2,200,000

                      February                  2,050,000

                      March                     2,050,000

                      April                     1,650,000

                      May                       1,150,000

                      June                      1,100,000

                      July                      1,100,000

                      August                    1,000,000

                      September                 1,300,000

                      October                   1,750,000

                      November                  1,700,000

                      December                  2,000,000


            2001      January                   2,200,000

                      February                  2,000,000

                      March                     2,050,000

                      April                     1,650,000

                      May                       1,150,000

                      June                      1,100,000

                      July                      1,100,000

                      August                    1,000,000

                      September                 1,300,000

                      October                   1,750,000

                      November                  1,700,000

                      December                  2,000,000


            2002      January                   2,200,000

                      February                  2,000,000

                      March                     2,050,000

                      April                     1,650,000

                      May                       1,150,000

                      June                      1,100,000

                      July                      1,100,000

                      August                    1,000,000

                      September                 1,300,000

                      October                   1,750,000

                      November                  1,700,000

                      December                  2,000,000


            2003      January                   2,200,000

                      February                  2,000,000

                      March                     2,050,000

           THE COMMON SEAL of NATIONAL
           POWER PLC was hereunto affixed in
           the presence of:


           Authorised Signatory